STATE BOND COMMON STOCK FUND
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota  56073-0069


Dear Shareholder:
The Board of Directors and management of State Bond Common Stock Fund (the `State Bond Fund'') are pleased to submit for your vote a proposal to transfer all of the net assets of the State Bond Fund to Federated Growth Strategies Fund (the "Federated Fund"), a portfolio of Federated Equity Funds, a mutual fund advised by Federated Management. The investment objective of the State Bond Fund is to seek to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the State Bond Fund's primary objective by investing primarily in common stock. The Federated Fund has an investment objective similar to that of the State Bond Fund in that it seeks appreciation of capital by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends. As part of the transaction, holders of shares in the State Bond Fund would receive Class A Shares of the Federated Fund equal in value to their shares in the State Bond Fund and the State Bond Fund would be liquidated. Shareholders receiving Class A Shares of the Federated Fund as a result of the proposed reorganization would not have to pay a sales load upon receiving such Shares, nor would they be subject to any contingent deferred sales charges in connection with the exercise of exchange rights or redemptions of such Shares.
The Board of Directors of the State Bond Fund, as well as ARM Capital Advisors, Inc., the State Bond Fund's manager, and SBM Financial Services, Inc., the State Bond Fund's distributor, believe the proposed agreement and plan of reorganization is in the best interests of State Bond Fund shareholders for the following reasons:
-- The reorganization of the State Bond Fund into the Federated Fund may provide operating efficiencies as a result of the size of the Federated Fund which were not available to State Bond Fund shareholders due to the smaller size of the State Bond Fund.
-- The Federated Fund has an investment objective similar to that of the State Bond Fund and offers an investment portfolio which invests primarily in equity securities of companies with prospects for above-average growth in earnings and dividends.
The Federated Fund is managed by Federated Management, a subsidiary of Federated Investors. Federated Investors was founded in 1955 and is located in Pittsburgh, Pennsylvania. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. With over $90 billion invested across more than 250 funds under management and/or administration by its subsidiaries, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients. Federated Investors also has an excellent reputation for customer servicing, having received a #1 rating for five years in a row by Dalbar, Inc. The shareholder services for the Federated funds include advanced technological systems that result in quick shareholder access to a broad spectrum of information.


We believe the transfer of the State Bond Fund's assets in this transaction presents an exciting investment opportunity for our shareholders. Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of all of the State Bond Fund's outstanding shares on the record date voted in person or represented by proxy. We hope you share our enthusiasm and will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.
The Board of Directors believes that the transaction is in the best interests of the State Bond Fund and its shareholders, and unanimously recommends that you vote for its approval.
Thank you for your prompt attention and participation.
Sincerely,



Dale C. Bauman
President


STATE BOND COMMON STOCK FUND
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota  56073-0069

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS



TO SHAREHOLDERS OF STATE BOND COMMON STOCK FUND:
A Special Meeting of Shareholders of State Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc. (the `State Bond Fund'') will be held at 3:00 p.m. on December 9, 1996 at: 100 North Minnesota Street, New Ulm, Minnesota 56073-0069, for the following purposes:
1. To approve or disapprove a proposed Agreement and Plan of Reorganization between State Bond Fund and Federated Equity Funds, on behalf of its portfolio, Federated Growth Strategies Fund (the "Federated Fund"), whereby the Federated Fund would acquire all of the net assets of the State Bond Fund in exchange for the Federated Fund's Class A Shares to be distributed pro rata by the State Bond Fund to the holders of its shares in complete liquidation of the State Bond Fund; and
2. To transact such other business as may properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors,



Dated:  November 2, 1996 Kevin L. Howard
     Secretary



Shareholders of record at the close of business on October 11, 1996, are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card. Your vote is important.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.


PROSPECTUS/PROXY STATEMENT
NOVEMBER 2, 1996
Acquisition of the Assets of
STATE BOND COMMON STOCK FUND,
a portfolio of STATE BOND EQUITY FUNDS, INC.
100 North Minnesota Street, P.O. Box 69
New Ulm, Minnesota  56073-0069
Telephone Number:  1-800-328-4735
By and in exchange for Class A Shares of FEDERATED GROWTH STRATEGIES FUND, a portfolio of FEDERATED EQUITY FUNDS
Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779
Telephone Number:  1-800-245-5051, option one

This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") whereby Federated Growth Strategies Fund (the "Federated Fund"), a portfolio of Federated Equity Funds, a Massachusetts business trust (the `Trust''), would acquire all of the net assets of State
Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc., a Maryland corporation (the `State Bond Fund''), in exchange for the Federated Fund's
Class A Shares to be distributed pro rata by the State Bond Fund to the holders of its shares, in complete liquidation of the State Bond Fund. As a result of the Plan, each shareholder of the State Bond Fund will become the owner of the Federated Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the State Bond Fund.
THE BOARD OF DIRECTORS OF THE STATE BOND FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

Each of the Federated Fund and the State Bond Fund is a diversified portfolio of securities of an open-end management investment company. The Federated Fund's investment objective is appreciation of capital which it pursues by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends. The State Bond Fund's investment objective is to seek to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the State Bond Fund's primary objective by investing primarily in common stocks. For a comparison of the investment policies of the Federated Fund and the State Bond Fund, see "Summary
- Investment Objectives, Policies and Limitations."
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated December 31, 1995, which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated December 31, 1995 (relating to the Federated Fund's Prospectus of the same date) and November 2, 1996 (relating to this Prospectus/Proxy Statement), the Annual Report to Shareholders dated October 31, 1995, and the Semi-Annual Report to Shareholders dated April 30, 1996, all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information, the Annual Report and the Semi-Annual Report may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COM-
MISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/
PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

     Page No.
Summary of Expenses      6
Summary        8
About the Proposed Reorganization       8
Investment Objectives, Policies and Limitations        8
Advisory and Other Fees       10
Distribution Arrangements          11
Purchase, Exchange and Redemption Procedures      11
Dividends      13
Tax Consequences         13
Risk Factors        13
Information About the Reorganization         14
Background and Reasons for the Proposed Reorganization      14
Agreement Among ARM, ARM Capital and Federated         16
Description of the Plan of Reorganization         16
Description of Federated Fund Shares         17
Federal Income Tax Consequences         17
Comparative Information on Shareholder Rights and Obligations         18
Capitalization      20
Information About the Federated Fund, the Trust and the State Bond Fund
     20
Federated Growth Strategies Fund, a portfolio of Federated Equity
Funds
20
State Bond Common Stock Fund       21
Voting Information       21
Outstanding Shares and Voting Requirements        21
Dissenter's Right of Appraisal          22
Other Matters and Discretion of Persons Named in the Proxy       22
Agreement and Plan of Reorganization -- Exhibit A      24





SUMMARY OF EXPENSES

                                    Federated   State    Pro
                                    Fund        Bond     Forma
                                    (Class A    Fund     Combine
                                    Shares)              d
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on
Purchases                             5.50%(1)   4.75%    5.50%(1)
  (as a percentage of offering
price)
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a
percentage of                         None       None     None
  offering price)
Contingent Deferred Sales Charge
  (as a percentage of original
purchase                              0.00%(2)   0.00%    0.00%(2)
  price or redemption proceeds, as
applicable)
Redemption Fee (as a percentage of
  amount redeemed, if                 None       None     None
applicable)(3)
Exchange Fee                          None       None     None

Annual Operating Expenses
(As a percentage of average net assets)
(after expense reimbursements or waivers)
Management Fee                        0.75%      0.65%    0.75%
12b-1 Fee                             None       0.25%    None
Total Other Expenses                  0.36%(4)   0.28%    0.36%(4)
          Total Operating             1.11%      1.18%    1.11%
Expenses(5)

 (1) This sales charge would not be applicable to Class A Shares of the Federated Fund acquired under the proposed reorganization.

(2) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one full year of purchase. For a more complete description, see `Summary - Distribution Arrangements.'' This contingent deferred sales charge would not be applicable to Class A Shares of the Federated Fund acquired under the proposed reorganization.

(3) Wire-transferred redemptions of Class A Shares of the Federated Fund of less than $5,000 may be subject to additional fees. A $10.00 fee will be charged for certain redemptions of State Bond Fund shares by wire transfer.

(4) Total other expenses for the Federated Fund and the Pro Forma Combined Fund include a shareholder services fee of 0.10%. The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time in its sole discretion. The maximum shareholder services fee is 0.25%.

(5) The total operating expenses for Class A Shares of the Federated Fund are based on expenses expected during its fiscal year ending October 31, 1996. The total operating expenses were 1.10% for the fiscal year ended
October 31, 1995, and would have been 1.26% absent the voluntary waiver of a portion of the shareholder services fee. The total operating expenses for the State Bond Fund are based upon expenses incurred by the State Bond Fund during its fiscal year ended December 31, 1995.
The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of shares of each of the Federated Fund, the State Bond Fund and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary - Advisory and Other Fees" and "Summary - Distribution Arrangements."
Long-term shareholders of the State Bond Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.
EXAMPLES
The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.
(1) This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Class A Shares received as a result of the proposed reorganization.
An investor would pay the           1      3       5        10
following expenses on a $1,000      year   years   years    years
investment, assuming (1) 5%
annual return and (2) redemption
at the end of each time period.
Expenses would be the same if
there were no redemption at the
end of each time period.

Federated Fund                      $11    $35     $61      $135
State Bond Fund                     $12    $37     $65      $143
Pro Forma Combined                  $11    $35     $61      $135

(2) This Example includes sales charges since any Class A Shares purchased subsequent to the reorganization may be subject to sales charges. For a complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated December 31, 1995, and the Prospectus of the State Bond Fund dated May 1, 1996, each of which is incorporated herein by reference thereto.
An investor would pay the           1      3       5        10
following expenses on a $1,000      year   years   years    years
investment, assuming (1) 5%
annual return and (2) redemption
at the end of each time period.
Expenses would be the same if
there were no redemption at the
end of each time period.

Federated Fund                      $66    $88     $113     $183
State Bond Fund                     $59    $83     $109     $184
Pro Forma Combined                  $66    $88     $113     $183

The above Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated December 31, 1995, the Statement of Additional Information of the Federated Fund dated December 31, 1995, the Prospectus of the State Bond Fund dated May 1, 1996, the Statement of Additional Information of the State Bond Fund dated May 1, 1996, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.
About the Proposed Reorganization

The Board of Directors of the State Bond Fund has voted to recommend to holders of the shares of the State Bond Fund the approval of the Plan whereby the Federated Fund, a portfolio of the Trust, would acquire all of the net assets of the State Bond Fund in exchange for the Federated Fund's Class A Shares to be distributed pro rata by the State Bond Fund to its shareholders in complete liquidation and dissolution of the State Bond Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the State Bond Fund will become the owner of the Federated Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the State Bond Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

As a condition to the Reorganization transactions, the Trust and the State Bond Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the `Code''), so that no gain or loss will be recognized by either the Federated Fund or the State Bond Fund or the shareholders of the State Bond Fund. The tax basis of the Federated Fund's Class A Shares received by State Bond Fund shareholders will be the same as the tax basis of their shares in the State Bond Fund. After the acquisition is completed, the State Bond Fund will be dissolved.
Investment Objectives, Policies and Limitations
The investment objective of the Federated Fund is to provide appreciation of capital. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Federated Fund, as defined in the Investment Company Act of 1940, as amended (the `1940 Act''). The Federated Fund pursues its investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends.
The investment objective of the State Bond Fund is to seek to produce long-term capital appreciation with dividend income as fair and reasonable as possible consistent with the State Bond Fund's primary objective by investing primarily in common stocks. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the State Bond Fund, as defined in the 1940 Act.

The Federated Fund invests primarily in equity securities of companies based on traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business. The Federated Fund currently invests at least 65% of the value of its total assets in equity securities. The Federated Fund generally invests in companies with a market capitalization of $100,000,000 or more. The Federated Fund may invest in common and preferred stocks, corporate bonds rated investment grade or better, debentures, notes, warrants and put and call options on stocks. In the event that a debt security which had an eligible rating when purchased is downgraded below investment grade, Federated Management (as hereinafter defined) will reassess whether the continued holding of the security is consistent with the Federated Fund's investment objective. The Federated Fund may purchase securities of foreign issuers, invest in convertible securities, purchase restricted securities (subject to a limit on all illiquid securities of 15% of total assets), purchase securities on a when-issued or delayed delivery basis and lend portfolio securities. If necessary for temporary defensive purposes, the Federated Fund may also invest in short-term money market instruments, securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements. Unless otherwise designated, the investment policies of the Federated Fund may be changed by the Board of Trustees without shareholder approval, although shareholders will be notified before any material change becomes effective.
Under normal circumstances, at least 65% of the value of the State Bond Fund's total assets is invested in common stocks, with the remainder being invested in government securities, short-term securities rated within the top three ratings of Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. (`S&P''), or Moody's Investors Service, Inc. (``Moody's'') or securities convertible to common stocks. ARM Capital (as hereinafter defined) seeks to temper the inherent risks of investment in common stocks by diversifying the State Bond Fund's investments. When considered appropriate, assets of the State Bond Fund may be shifted to stocks of companies less sensitive to changes in economic or market conditions, or may be held in cash or invested in senior securities. The State Bond Fund may lend portfolio securities, enter into repurchase agreements and invest in high-yield securities. Unless otherwise designated, the investment policies of the State Bond Fund may be changed by the Board of Directors without shareholder approval.

Both the Federated Fund and the State Bond Fund are subject to certain investment limitations. For the Federated Fund, these include investment limitations which prohibit it from (1) borrowing money directly or through reverse repurchase agreements except, under certain circumstances, the Federated Fund may borrow up to one-third of the value of its net assets; (2) selling securities short except, under strict limitations, the Federated Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; (3) investing more than 5% of its total assets in securities of one issuer (except cash and cash items, repurchase agreements and U.S. Government obligations) or acquiring more than 10% of any class of voting securities of any one issuer; (4) purchasing securities of other investment companies, except in open market transactions limited to not more than 10% of its total assets, or except as part of a merger, consolidation or other acquisition; (5) investing more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations and in equity securities of any issuer which are not readily marketable; (6) committing more than 5% of its total assets to premiums on open put option positions; or (7) investing more than 5% of its net assets in warrants. The first three investment limitations listed above cannot be changed without shareholder approval; the last four limitations may be changed by the Board of Trustees without shareholder approval, although shareholders will be notified before any material change becomes effective.
The State Bond Fund has investment limitations which prohibit it from (1) investing more than 5% of the market value of its total assets in the securities of any one issuer, other than the U.S. Government or its agencies, or purchasing any security if, as a result, it would hold more than 10% of the outstanding voting securities of any issuer; (2) borrowing money except from banks as a temporary emergency measure and then not in excess of 10% of the State Bond Fund's total assets at cost;
(3) purchasing the securities of an issuer in continuous operation for less than three years if more than 5% of the State Bond Fund's assets would be so invested; or (4) investing more than 25% of its net asset value in any one industry. The above investment limitations of the State Bond Fund cannot be changed without shareholder approval.
In addition to the policies and limitations set forth above, both the Federated Fund and the State Bond Fund are subject to certain additional investment policies and limitations, described in the Federated Fund's Statement of Additional Information dated December 31, 1995 and the State Bond Fund's Statement of Additional Information dated May 1, 1996. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated December 31, 1995, and to the State Bond Fund's Prospectus and Statement of Additional Information, each dated May 1, 1996, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the State Bond Fund, all of which are incorporated herein by reference thereto.
Advisory and Other Fees

The annual investment advisory fee for the Federated Fund is 0.75 of 1% of the Federated Fund's average daily net assets. The investment adviser to the Federated Fund, Federated Management ("Federated Management"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee. This voluntary waiver of fees may be terminated by Federated Management at any time in its sole discretion. Federated Management has also undertaken to reimburse the Federated Fund for operating expenses in excess of limitations established by certain states. The maximum annual management fee for the State Bond Fund is 0.65 of 1% on the first $100 million of average daily net assets of the State Bond Fund, 0.60 of 1% on the next $100 million of average daily net assets of the State Bond Fund and 0.55 of 1% of average daily net assets of the State Bond Fund over $200 million. The State Bond Fund's investment manager, ARM Capital Advisors, Inc. (`ARM Capital''), a wholly-owned subsidiary of ARM Financial Group, Inc. (`ARM''), has voluntarily agreed to reimburse the State Bond Fund for expenses (including the management fee but excluding interest, taxes, brokerage commissions, extraordinary expenses and fees paid pursuant to a Rule 12b-1 plan) in excess of 1.5% of the first $30 million of the average daily net assets of the State Bond Fund and 1% of any additional average daily net assets of the State Bond Fund. This voluntary arrangement may be terminated by ARM Capital at any time in its sole discretion. ARM Capital has also undertaken to reimburse the State Bond Fund for operating expenses in excess of limitations established by certain states.
Federated Services Company, an affiliate of Federated Management, provides certain administrative personnel and services necessary to operate the Federated Fund at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Management and its affiliates. The rate charged is
0.15 of 1% on the first $250 million of all such funds' average aggregate daily net assets, 0.125 of 1% on the next $250 million, 0.10 of 1% on the next $250 million and 0.075 of 1% of all such funds' average aggregate daily net assets in excess of $750 million, with a minimum annual fee per portfolio of $125,000 plus $30,000 for each additional class of shares of any such portfolio. Federated Services Company may choose voluntarily to waive a portion of its fee. The administrative fee expense for the Federated Fund's most recent fiscal year was $197,711. Administrative personnel and services necessary to operate the State Bond Fund are currently provided by ARM Capital and are included in the annual management fee for the State Bond Fund, as discussed above.
The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25 of 1% of the average daily net asset value of the Class A Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services ("FSS"), an affiliate of Federated Management, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund and FSS. Other than in connection with payments under a Rule 12b-1 plan as described below, the State Bond Fund does not make payments to obtain similar shareholder services.

The total annual operating expenses for Class A Shares of the Federated Fund were 1.10% of average daily net assets (after waivers) for its most recent fiscal year. The total annual operating expenses for shares of the State Bond Fund were 1.18% of average daily net assets for its most recent fiscal year. Without such waivers or reimbursements, the expense ratio of the Federated Fund and the State Bond Fund would be higher by 0.16% and 0.0%, respectively, of average daily net assets.
Distribution Arrangements
Federated Securities Corp. ("FSC"), an affiliate of Federated Management, is the principal distributor for shares of the Federated Fund. The Federated Fund does not have a Rule 12b-1 plan in effect with respect to its Class A Shares and, accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales of Class A Shares of the Federated Fund pursuant to a plan of distribution adopted pursuant to Rule 12b-1. FSC will pay financial institutions, at the time of purchase, from its assets, an amount equal to 0.50 of 1% of the net asset value of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by FSC. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.) In addition, FSC, from its own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Fund. Such assistance will be predicated upon the amount of Class A Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Management or its affiliates. If a financial institution elects to waive receipt of this payment, the Federated Fund will waive any applicable contingent deferred sales charge (such contingent deferred sales charges are discussed below).

SBM Financial Services, Inc. (`SBMFS''), an affiliate of ARM Capital, is the principal distributor for shares of the State Bond Fund. The State Bond Fund has adopted a Rule 12b-1 Distribution Plan (the "Rule 12b-1 Plan") pursuant to which the State Bond Fund pays SBMFS an amount equal to an annual rate of 0.25 of 1% of the average daily net assets of the State Bond Fund. The fee may be used by SBMFS to (i) provide initial and ongoing sales compensation to its investment executives and to other broker/dealers in connection with the sale of State Bond Fund shares and to pay for other advertising and promotional expenses in connection with the sale of State Bond Fund shares, and (ii) provide compensation to entities in connection with the provision of certain personal and account maintenance services to State Bond Fund shareholders, including, but not limited to, responding to shareholder inquiries and providing information on their investments. The Federated Fund will not assume any liabilities or make any voluntary reimbursements on account of the State Bond Fund's Rule 12b-1 Plan.
Certain costs exist with respect to the purchase and sale of Federated Fund and State Bond Fund shares. Class A Shares of the Federated Fund and shares of the State Bond Fund are sold at their net asset value next determined after an order is received, plus a maximum sales charge of 5.50% and 4.75%, respectively. No sales charge will be imposed in connection with the issuance of Federated Fund Class A Shares to State Bond Fund shareholders as a result of the Reorganization. Class A Shares of the Federated Fund purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by FSC may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one full year of purchase. Any such charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or redemption. The contingent deferred sales charges are not imposed in connection with the exercise of exchange rights, nor will they be imposed on redemptions of Federated Fund Class A Shares received by shareholders of the State Bond Fund as a result of the Reorganization. For a complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated December 31, 1995 and the Prospectus of the State Bond Fund dated May 1, 1996, each of which is incorporated herein by reference thereto.

Purchase, Exchange and Redemption Procedures

The transfer agent and dividend disbursing agent for the Federated Fund is Federated Shareholder Services Company (formerly called Federated Services Company). The transfer agent and dividend disbursing agent for the State Bond Fund is ARM Transfer Agency, Inc. Procedures for the purchase, exchange and redemption of the Federated Fund's Class A Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the State Bond Fund's shares. Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Class A Shares or the State Bond Fund's shares may be obtained from FSC, principal distributor for the Federated Fund, at 1-800-245-5051, option one, or from SBMFS, principal distributor for the State Bond Fund, at 1-800-328-4735.

Reference is made to the Prospectus of the Federated Fund dated December 31, 1995, and the Prospectus of the State Bond Fund dated May 1, 1996, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and State Bond Fund shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief listing of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's Class A Shares and the State Bond Fund's shares.

Purchases of Class A Shares of the Federated Fund may be made through a financial institution that has an agreement with FSC or, once an account has been established, by wire or check. Purchases of shares of the State Bond Fund may be made through SBMFS and through certain broker/dealers under contract with SBMFS or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $500, except for retirement accounts for which the minimum is $50. Subsequent investments must be in amounts of at least $100, except for retirement accounts for which the minimum is $50. The minimum initial investment in the State Bond Fund is $250. Subsequent investments must be in amounts of at least $50. The Federated Fund and the State Bond Fund each reserves the right to reject any purchase request. In connection with the sale of Class A Shares of the Federated Fund, FSC may from time to time offer certain items of nominal value to any shareholder.
The purchase price of the Federated Fund's Class A Shares and the State Bond Fund's shares is based on net asset value plus a sales charge. The net asset value per share for each of the Federated Fund and the State Bond Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the `NYSE'') on each day on which the Federated Fund and the State Bond Fund compute their net asset value. Purchase and redemption orders for the Federated Fund received from broker/dealers before 5:00 p.m. (Eastern time) and from financial institutions before 4:00 p.m. (Eastern time) may be entered at that day's price. Purchase orders for shares of the State Bond Fund received from authorized broker/dealers will be executed at the offering price next determined after the receipt of the order by the broker/dealer, provided that the broker/dealer promptly transmits the order to SBMFS the same day. Redemption orders for shares of the State Bond Fund received by the State Bond Fund's transfer agent from authorized dealers or representatives of SBMFS prior to the close of the NYSE will be entered at that day's price; such redemption orders received after the close of the NYSE will be entered at the net asset value determined at the close of the NYSE on the next trading day. Federated Fund purchase orders by wire are considered received immediately and payments must be received within three business days following the order if a sales charge is due or by 3:00 p.m. (Eastern time) on the next business day if no such charge is due. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt.


Holders of Class A Shares of the Federated Fund have exchange privileges with respect to Class A Shares in certain of the funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (collectively, the "Federated Funds"), each of which has different investment objectives and policies. Class A Shares of the Federated Fund may be exchanged for Class A Shares of certain Federated Funds at net asset value without a contingent deferred sales charge. To the extent a shareholder exchanges Class A Shares of the Federated Fund for Class A Shares of other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period. Class A Shares to be exchanged must have a net asset value which meets the minimum investment requirement for the fund into which the exchange is being made. Holders of shares of the State Bond Fund have exchange privileges with respect to shares in certain of the other funds for which ARM Capital serves as investment manager (collectively, the `State Bond Group''), each of which has different investment objectives and policies. Any exchange for shares of other funds in the State Bond Group will generally be at the respective net asset values next determined after receipt of the request for exchange. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the State Bond Fund, as appropriate.
Redemptions of Federated Fund Class A Shares may be made through a financial institution, by telephone, by mailing a written request or through the Federated Fund's Systematic Withdrawal Program. Redemptions of State Bond Fund shares may be made through an authorized dealer or representative of SBMFS or by mailing a written request to the State Bond Fund's transfer agent. Class A Shares of the Federated Fund are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the redemption request is received. Shares of the State Bond Fund are redeemed at their net asset value, determined at the close of the NYSE on the date the redemption request is received. Proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.

Dividends
Each of the Federated Fund's and the State Bond Fund's current policy is to declare and pay dividends from net investment income, quarterly to shareholders of the Federated Fund and semi-annually to shareholders of the State Bond Fund, and to make annual distributions of net realized capital gains, if any. With respect to both the Federated Fund and the State Bond Fund, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value, subject to no sales charge.
Tax Consequences
As a condition to the Reorganization transactions, the Trust and the State Bond Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the State Bond Fund or the shareholders of the State Bond Fund. The tax basis of the Federated Fund shares received by State Bond Fund shareholders will be the same as the tax basis of their shares in the State Bond Fund.
RISK FACTORS

As with other mutual funds that invest primarily in equity securities, the Federated Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Since the State Bond Fund invests primarily in common stocks, these risk factors are generally also present in an investment in the State Bond Fund. The Federated Fund may invest in the securities of foreign issuers which may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Federated Fund will not invest in the securities of a foreign issuer if such risk appears to Federated Management to be substantial. A full discussion of the risks inherent in investment in the Federated Fund and the State Bond Fund is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated December 31, 1995, and the State Bond Fund's Prospectus and Statement of Additional Information, each dated
May 1, 1996, each of which is incorporated herein by reference thereto.

INFORMATION ABOUT THE REORGANIZATION
Background and Reasons for the Proposed Reorganization

On June 14, 1995, SBM Company, which was then the investment adviser to the State Bond Fund, completed the sale of substantially all of its business operations to ARM (the `1995 Transaction''). In connection with the 1995 Transaction, ARM Capital became the investment manager of the State Bond Fund. In addition, ARM acquired all of the outstanding stock of SBMFS, the current distributor of shares of the State Bond Fund.

Considerations of the Board of Directors of the State Bond Fund. On June 6, 1996, ARM management advised the Board of Directors of the State Bond Fund that ARM was considering redirecting its corporate strategy away from the management and distribution of retail mutual funds in order to concentrate more fully on its core businesses. Moreover, ARM management stated that due to the relatively small net assets in the State Bond Fund and the other mutual funds in the State Bond Group, ARM and its affiliates were not in a position to provide the value-added shareholder services, technological advancements, comprehensive distribution networks and diversified product choices that many larger mutual fund complexes offer. As a result, management stated that ARM was engaged in the identification and analysis of various potential alternatives for the State Bond Fund and the other funds in the State Bond Group.
After conducting a screening process, ARM determined that in its judgment, the proposed Reorganization was the most desirable alternative involving the State Bond Fund that was reasonably available and that it should be presented to the State Bond Fund's Board of Directors for its consideration.
A meeting of the entire Board of Directors was held on August 16, 1996, at which Federated (as defined below) presented to the Board information relating to the overall reputation, financial strength and stability of Federated Investors, the parent company of Federated Management (together with its affiliates, `Federated''). Federated, founded in 1955, is among the seven largest mutual fund sponsors, with over $90 billion invested across more than 250 funds under management and/or administration by its subsidiaries, and over 2,000 employees. Federated's management also discussed the growth of assets under management and/or administration by Federated from approximately
$35 billion in 1989 to over $90 billion as of August 1996. Federated's management explained to the Board that the majority of this growth came from within Federated through its multiple distribution channels. The Board was also informed of the variety of investment products available through Federated, including international funds and an array of domestic funds broader than currently offered in the State Bond Group, the exchange privileges that would be available to former State Bond Fund shareholders if the Reorganization is consummated, and the multiple sales charge (or `load'') structures available to prospective shareholders. The Board took into account that if the Reorganization takes place, shareholders of the State Bond Fund would exchange their shares for shares of the Federated Fund without the imposition of any sales charge.

Federated's management advised the Board of its reputation for customer servicing, noting that it has received a #1 rating for five years in a row by Dalbar, Inc. Federated's management stated that its shareholder services include advanced technological systems that result in quick shareholder access to a broad spectrum of information, including: telephonic automated yield and performance information; consolidated monthly shareholder statements; no-fee IRAs; quarterly newsletters; year-end tax reporting information; direct deposit; and telephonic redemption and exchange.
Federated's management also discussed comparative sales loads with the Board. While the maximum front-end sales load of the Federated Fund is higher than that of the State Bond Fund, Federated's management advised the Board that it is lower than the average for equity funds distributed through brokers (as reported by Strategic Insight), and is competitive. Federated's management described rights of accumulation and other programs that can reduce sales charges with respect to the Federated Fund.

Federated's management also reviewed with the Board relative asset size and expense ratios, including relative advisory fees. The Board discussed the fact that the Federated Fund is larger in asset size than the State Bond Fund and considered potential economies of scale that might be experienced by former State Bond Fund shareholders if they were to become shareholders of a larger fund. Federated's management discussed with the Board expense waiver and reimbursement arrangements with respect to both the Federated Fund in particular and to the complex generally.
The Chief Investment Officer, Equities/High Yield, of Federated discussed with the Board the investment philosophy of Federated Management for its funds, including the Federated Fund. He also described the background and significant investment experience of Federated portfolio managers and other related personnel issues.
The Board was presented with materials comparing the investment objectives and policies of the State Bond Fund with those of the Federated Fund, and determined that they were substantially similar. The Board was also presented with and discussed materials comparing the performance, Morningstar ratings and relative risks of the State Bond Fund and the Federated Fund. Federated's management also presented biographical information about each of the Trustees of the Trust and reviewed with the Board the structure of its compliance and internal audit departments and the scope of its training programs.

The Board also considered the potential benefits to ARM if the Reorganization is consummated. The Board discussed the fact that ARM and ARM Capital would be compensated for selling the books, records and goodwill relating to the management of the State Bond Group, agreeing to certain non-competition arrangements and cooperating in assisting in the transfer of the net assets of the State Bond Group to the Federated Funds. They also took into account the proposed payment to SBMFS of 0.25% of the average daily net assets of the Federated Fund attributable to shareholder accounts serviced by SBMFS, as well as the possible compensation of SBMFS for distribution of additional Federated financial products in the future.

The Board noted that the State Bond Fund would not bear any of the costs involved in the Reorganization, which would be borne entirely by ARM and/or Federated. In addition, the Board discussed the anticipated tax-free nature of the Reorganization to the State Bond Fund and its shareholders.
In connection with their consideration of the Reorganization, the Board also reviewed their fiduciary obligations under state and federal law. They considered the requirements of Section 15(f) of the 1940 Act, which provides that an investment manager to an investment company, and the affiliates of such manager (such as ARM), may receive any amount or benefit in connection with a sale of any interest in such investment manager which results in an assignment of an investment management contract if (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company are not `interested persons'' (as defined in the 1940 Act) of the new investment manager or its predecessor; and (2) no `unfair burden'' (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.
With respect to the first condition of Section 15(f) relating to Board composition, the Board was advised that the Federated Fund's Board of Trustees presently consists of twelve (12) Trustees, only two (2) of whom are `interested persons.'' With respect to the second condition of Section 15(f), while there is no specific definition of `unfair burden,'' it includes any arrangement, for two years after the transaction, pursuant to which the predecessor or successor adviser is entitled to receive compensation from any person in connection with the mutual fund's purchase or sale of securities, other than bona fide ordinary compensation as principal underwriter. The definition of unfair burden also includes any payments from the fund for other than bona fide investment advisory or other services. The Board considered the fact that representations were made by Federated and ARM that the agreement among Federated, ARM and ARM Capital would contain representations and covenants that the Reorganization would not impose an unfair burden on the State Bond Group.
After reviewing and considering all of the information provided by Federated and ARM, including the terms of the Reorganization, the Board, including all of the Directors who are not interested persons of the State Bond Fund or ARM Capital, voted unanimously at a special telephonic meeting held on August 26, 1996, to approve the Reorganization and to recommend it to the shareholders of the State Bond Fund for their approval.
The Board unanimously recommends that the shareholders vote FOR the Reorganization.

Considerations of the Board of Trustees of the Federated Fund. The Board of Trustees of the Federated Fund, including the independent Trustees, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.

Agreement Among ARM, ARM Capital and Federated
The Reorganization is being proposed as part of an agreement in principle by and among Federated, ARM and ARM Capital, pursuant to which ARM and ARM Capital would be compensated for selling to Federated the books, records and goodwill relating to the management of the State Bond Group and cooperating in facilitating the transaction contemplated by the agreement. As part of that agreement, ARM Capital and its affiliates have agreed not to compete with Federated by providing investment advisory services to certain investment companies. Following the Reorganization, ARM or its affiliates have agreed to provide certain services to shareholders for which ARM or its affiliates may receive fees paid by Federated and/or mutual funds in which the shareholders are invested.
Description of the Plan of Reorganization

The Plan provides that the Federated Fund will acquire all of the net assets of the State Bond Fund in exchange for the Federated Fund's Class A Shares to be distributed pro rata by the State Bond Fund to its shareholders in complete liquidation of the State Bond Fund on or about December 13, 1996 (the "Closing Date"). Shareholders of the State Bond Fund will become shareholders of the Federated Fund as of the close of business on the Closing Date, and will be entitled to the Federated Fund's next dividend distribution.

As of or prior to the Closing Date, the State Bond Fund will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all taxable income for the period ending on the Closing Date. In addition, the State Bond Fund's dividend will include its net capital gains realized in the period ending on the Closing Date.
Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the State Bond Fund and the Trust, on behalf of the Federated Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the State Bond Fund prior to the Closing Date by either party if it believes that consummation of the Reorganization would not be in the best interests of its shareholders.

Federated Management is responsible for the payment of substantially all of the expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the State Bond Fund shareholders and the costs of holding the Special Meeting (as hereinafter defined). ARM is responsible for the payment of the legal fees of the State Bond Fund. The accountants' fees of the State Bond Fund will be borne equally by Federated Management and ARM.

The foregoing description of the Plan entered into between the Trust, on behalf of the Federated Fund, and the State Bond Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference thereto.
Description of Federated Fund Shares
Full and fractional Class A Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the shareholders of the State Bond Fund in accordance with the procedures described above. Class A Shares of the Federated Fund to be issued to shareholders of the State Bond Fund under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated December 31, 1995, provided herewith for additional information about Class A Shares of the Federated Fund.
Federal Income Tax Consequences
As a condition to the Reorganization, the Trust, on behalf of the Federated Fund, and the State Bond Fund will receive an opinion from Dickstein
Shapiro Morin & Oshinsky LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Plan will constitute a tax-free reorganization under Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the State Bond Fund's assets solely in exchange for Federated Fund Class A Shares; (3) no gain or loss will be recognized by the State Bond Fund upon the transfer of its assets to the Federated Fund in exchange for Federated Fund Class A Shares or upon the distribution (whether actual or constructive) of the Federated Fund Class A Shares to the State Bond Fund shareholders in exchange for their shares of the State Bond Fund; (4) no gain or loss will be recognized by shareholders of the State Bond Fund upon the exchange of their State Bond Fund shares for Federated Fund Class A Shares; (5) the tax basis of the State Bond Fund's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the State Bond Fund immediately prior to the Reorganization; (6) the tax basis of Federated Fund Class A Shares received by each shareholder of the State Bond Fund pursuant to the Plan will be the same as the tax basis of State Bond Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the State Bond Fund in the hands of the Federated Fund will include the period during which those assets were held by the State Bond Fund; and (8) the holding period of Federated Fund Class A Shares received by each shareholder of the State Bond Fund will include the period during which the State Bond Fund shares exchanged therefor were held by such shareholder, provided the State Bond Fund shares were held as capital assets on the date of the Reorganization.
Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (`IRS'') or any court. The State Bond Fund does not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the State Bond Fund, followed by the taxable liquidation of the State Bond Fund.

The Federated Fund does not anticipate that taxable sales involving significant amounts of securities of the combined portfolio will have to be made after the Reorganization to effect a realignment with the policies and investment practices of the Federated Fund.

Comparative Information on Shareholder Rights and Obligations
General. Both the Trust and the State Bond Fund are open-end, diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Trust is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The Trust is governed by its Declaration of Trust, Bylaws and Board of Trustees, in addition to applicable state and federal law. The State Bond Fund is organized as a separate series of State Bond Equity Funds, Inc. under the laws of the State of Maryland and is governed by its Articles of Incorporation, Bylaws and Board of Directors, in addition to applicable state and federal law. Set forth below is a brief summary of the significant rights of shareholders of the Trust and the State Bond Fund.
Shares of the Trust and the State Bond Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Federated Fund is a separate series of the Trust. The Board of Trustees has established three classes of shares of the Federated Fund, known as Class A Shares, Class B Shares and Class C Shares. The State Bond Fund has an authorized capital of 10,000,000,000 shares of common stock with a par value of $.00001 per share. The State Bond Fund is currently the sole investment portfolio of State Bond Equity Funds, Inc. and has only one class of shares. Issued and outstanding shares of both the Federated Fund and State Bond Fund are fully paid and nonassessable, and freely transferable.
Voting Rights. Neither the Trust nor the State Bond Fund is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees/directors under certain circumstances. The Trust requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series of the Trust entitled to vote. A special meeting of the shareholders of the State Bond Fund is required to be called upon the written request of shareholders representing not less than 25% of the issued and outstanding shares entitled to vote. Each share of the Federated Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each fund or class in the Trust have equal voting rights except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. All shares of the State Bond Fund have equal voting rights.
Trustees and Directors. The Declaration of Trust of the Trust provides that the term of office of each Trustee shall be for the lifetime of the Trust or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee of the Trust may be removed by:
(i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees remaining in office. The Bylaws of the State Bond Fund provide that each Director holds office from the time of his or her election until the next annual meeting of shareholders or until his or her successor is duly elected and qualifies or the earlier of his or her death, resignation, removal, or other cause. A Director of the State Bond Fund may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of Directors, and such shareholders may elect a qualified person as Director to replace the Director so removed. In case of any vacancy on the Board of Directors, a majority of the remaining Directors may elect a successor to hold office until the next annual meeting of the shareholders and until his or her successor is duly elected and qualifies. A meeting of shareholders will be required for the purpose of electing additional Trustees or Directors whenever fewer than a majority of the Trustees or Directors then in office were elected by shareholders.

Liability of Trustees/Directors and Officers. Under the Declaration of Trust of the Trust, a Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, provided he or she has acted under the belief that his or her actions are in the best interests of the Trust. The Declaration of Trust further provides that Trustees and officers will be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties. The Amended and Restated Articles of Incorporation of the State Bond Fund contain a provision eliminating liability of directors and officers to the State Bond Fund or its shareholders to the fullest extent permitted by Maryland law. Therefore, directors and officers of the State Bond Fund will not be liable for monetary damages to the State Bond Fund or its shareholders for breach of the duty of care. However, such elimination of liability regarding a director's duty of care does not permit the elimination or limitation of liability (1) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was committed in bad faith or was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (3) for any action or failure to act occurring prior to February 18, 1988. In addition, due to the provisions of the 1940 Act, shareholders would still have the right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers. Under the agreement in principle by and among Federated, ARM and ARM Capital, Federated has agreed for a period of three (3) years following the Closing Date to provide coverage under a directors and officers liability insurance policy for the current Directors of the State Bond Fund.

Shareholder Liability. Under certain circumstances, shareholders of the Federated Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust on behalf of the Federated Fund. To protect its shareholders, the Trust has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Trust. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Federated Fund, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Termination or Liquidation. In the event of the termination or liquidation of the Trust or any fund or class of the Trust or of the termination or liquidation of the State Bond Fund, the shareholders of the respective fund or class are entitled to receive, when and as declared by the Trustees or the Directors, as the case may be, the excess of the assets belonging to the respective fund or class over the liabilities belonging to the respective fund or class. In either case, the assets belonging to the fund or class will be distributed among the shareholders in proportion to the number of shares of the respective fund or class held by them.

Capitalization

The following table sets forth the unaudited capitalization of the Class A Shares of the Federated Fund and the shares of the State Bond Fund as of October 11, 1996, and on a pro forma combined basis as of that date:
     Federated Fund State Bond          Pro Forma
     (Class A Shares)    Fund      Combined
Net Assets          $311,162,089   $73,446,817    $384,608,906
Net Asset Value Per Share               $26.22    $11.20    $26.22
Shares Outstanding       11,867,188     6,560,540 14,668,324

INFORMATION ABOUT THE FEDERATED FUND, THE TRUST
AND THE STATE BOND FUND

Federated Growth Strategies Fund, a portfolio of Federated Equity Funds

Information about the Trust and the Federated Fund is contained in the Federated Fund's current Prospectus dated December 31, 1995, a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Annual Report to Shareholders dated October 31, 1995, the Semi-Annual Report to Shareholders, dated April 30, 1996, the Statement of Additional Information dated December 31, 1995, and the Statement of Additional Information dated November 2, 1996 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Annual Report, Semi-Annual Report and Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-5051, option one, or by writing the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779. The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the `1933 Act''), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Trust or the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Trust with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Trust and the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

State Bond Common Stock Fund

Information about the State Bond Fund and State Bond Equity Funds, Inc. is contained in the State Bond Fund's current Prospectus dated May 1, 1996, the Annual Report to Shareholders dated December 31, 1995, the Semi-Annual Report to Shareholders dated June 30, 1996, the Statement of Additional Information dated May 1, 1996 and the Statement of Additional Information dated
November 2, 1996 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, Semi-Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the State Bond Fund by calling 1-800-328-4735 or by writing to the State Bond Fund at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The State Bond Fund is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by State Bond Equity Funds, Inc. or its portfolio, the State Bond Fund, can be obtained by calling or writing the State Bond Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section.

VOTING INFORMATION

This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the State Bond Fund of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 3:00 p.m. on December 9, 1996 at: 100 North Minnesota Street, New Ulm, Minnesota 56073-0069, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the State Bond Fund an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Management. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the State Bond Fund, Federated Management and their respective affiliates at no additional cost to the State Bond Fund. Such solicitations may be by telephone, telegraph or personal contact. Federated Management will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
Outstanding Shares and Voting Requirements

The Board of Directors of the State Bond Fund has fixed the close of business on October 11, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were 6,560,540 shares of the State Bond Fund outstanding. Each of the State Bond Fund's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Directors and officers of the State Bond Fund as a group owned less than 1% of the outstanding shares of the State Bond Fund. To the best knowledge of ARM Capital, as of the record date, no person owned beneficially or of record 5% or more of the State Bond Fund's outstanding shares.
As of the record date, there were 11,867,188 Class A, 416,589 Class B and 143,569 Class C Shares of the Federated Fund outstanding. On the record date, the Trustees and officers of the Federated Fund as a group owned less than 1% of the outstanding Class A, Class B and Class C Shares of the Federated Fund. To the best knowledge of Federated Management, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the Federated Fund's outstanding Class A, Class B or Class C Shares.
                                                  Percent of
Class C      Name and Address         Shares      Outstanding
Shares                                Owned       Shares


             Merrill Lynch Pierce
             Fenner & Smith
             Jacksonville, Florida    21,569.911  15.03%

             The Troy Savings Bank,
             RPO Gorman Group
             Troy, New York           18,921.407  13.18%

Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the State Bond Fund. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.
One-third of the issued and outstanding shares of the State Bond Fund, represented in person or by proxy, will be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposed Reorganization. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Because approval of the Reorganization requires the approval of a majority of the outstanding shares of the State Bond Fund, abstentions and "broker non-votes" will have the same effect as if they were votes against the Reorganization.
Dissenter's Right of Appraisal
Shareholders of the State Bond Fund objecting to the Reorganization have no appraisal rights under the State Bond Fund's Articles of Incorporation or Maryland law. Under the Plan, if approved by State Bond Fund shareholders, each shareholder will become the owner of Class A Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the State Bond Fund at the Closing Date.
OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

Management of the State Bond Fund knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

     EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated September 23, 1996 (the "Agreement"), between FEDERATED EQUITY FUNDS, a Massachusetts business trust (the "Trust"), on behalf of its portfolio FEDERATED GROWTH STRATEGIES FUND (hereinafter called the "Acquiring Fund"), and STATE BOND EQUITY FUNDS, INC., a Maryland corporation (hereinafter called the "Corporation") on behalf of its portfolio STATE BOND COMMON STOCK FUND (hereinafter called the "Acquired Fund").
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the net assets of the Acquired Fund in exchange solely for Class A Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Corporation and the Trust are registered open-end management investment companies and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock or shares of beneficial interest, as the case may be;

WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust has determined that the exchange of all of the net assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
WHEREAS, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined under the 1940 Act), of the Corporation has determined that the exchange of all of the net assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders;

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.
1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the net assets of the Acquired Fund, including all securities and cash, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in paragraph 1.5, beneficially owned by the Acquired Fund, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account, for the benefit of its shareholders, on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.
1.2 The Acquired Fund will discharge or make provision for the discharge of all of its liabilities and obligations prior to or on the Closing Date.
1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company (hereinafter called "State Street"), Boston, Massachusetts, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims created by the Acquired Fund. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund thereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. In addition, each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared before the Valuation Date (as hereinafter defined) with respect to the shares of the Acquired Fund that are held by the shareholder on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders, based on their ownership of shares of the Acquired Fund on the Closing Date. All issued and outstanding Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares, after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.
1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Corporation up to and including the Closing Date and such later dates, with respect to dissolution and deregistration of the Corporation, on which the Corporation is dissolved and deregistered.
1.9 The Corporation shall be deregistered as an investment company under the 1940 Act and dissolved as a Maryland corporation as promptly as practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.5.
2.   VALUATION.
2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (such time and date being herein called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.
2.2 The net asset value of each Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.
2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.
3.   CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be December 13, 1996 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of the Acquiring Fund, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
3.3 ARM Transfer Agency, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
4.   REPRESENTATIONS AND WARRANTIES.
4.1  The Corporation represents and warrants to the Trust as follows:
(a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out this Agreement.
(b) The Corporation is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Corporation is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Corporation's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.
(d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.
(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1994 has been audited by independent auditors and at December 31, 1995 has been audited by Ernst & Young LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

(h) The unaudited Statement of Assets and Liabilities of the Acquired Fund at June 30, 1996 has been prepared in accordance with generally accepted accounting principles, consistently applied, although subject to year-end adjustments, and on a basis consistent with the Statement of Assets and Liabilities of the Acquired Fund at December 31, 1995 which has been audited by Ernst & Young LLP, independent auditors, and such statement (copies of which have been furnished to the Acquiring Fund) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known liabilities of the Acquired Fund, contingent or otherwise, as of such date not disclosed therein.
(i) Since June 30, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.
(j) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed or an appropriate extension obtained, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
(k) For each fiscal year of its operation, subject to applicable statute of limitation periods, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
(l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.
(m) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.
(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Corporation and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2  The Trust represents and warrants to the Corporation  as follows:
(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Trust is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(e) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(f) The Statement of Assets and Liabilities of the Acquiring Fund at October 31, 1994 and 1995, have been audited by Ernst & Young LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.
(g) The unaudited Statement of Assets and Liabilities of the Acquiring Fund at April 30, 1996 has been prepared in accordance with generally accepted accounting principles, consistently applied, although subject to year-end adjustments, and on a basis consistent with the Statement of Assets and Liabilities of the Acquiring Fund at October 31, 1995 which has been audited by Ernst & Young LLP, independent auditors, and such statement (copies of which have been furnished to the Acquired Fund) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known liabilities of the Acquiring Fund, contingent or otherwise, as of such date not disclosed therein.
 (h) Since April 30, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund.
(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed or an appropriate extension obtained, by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
(j) For each fiscal year of its operation, subject to applicable statute of limitation periods, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
(k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(m) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.
5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.
5.2 The Corporation will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Corporation's President and its Treasurer.

5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7 Prior to the Valuation Date, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable periods or years ended on or before December 31, 1995 and for the period from said date to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 1995 and in the period from said date to and including the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.
6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Corporation made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.
The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.
7.3 There shall not have been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business since the date hereof other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.
8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation's Articles of Incorporation and the 1940 Act.
8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust and the Corporation shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:
(a) The transfer of all of the Acquired Fund net assets in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares;
(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; (f) The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization;
(g) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).

9.   TERMINATION OF AGREEMENT.

9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Corporation or the Board of Trustees of the Trust at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with this Agreement inadvisable.

9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, trustees or officers of the Corporation or the Trust or the shareholders of the Acquiring Fund or of the Acquired Fund, in respect of this Agreement.
10.    WAIVER.
At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Trust or the Board of Directors of the Corporation, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.
11.    MISCELLANEOUS.
11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.
11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.
11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.6 The Acquired Fund is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust of the Trust and agrees that the obligations assumed by the Acquiring Fund pursuant to this Agreement shall be limited in any case to the Acquiring Fund and its assets and the Acquired Fund shall not seek satisfaction of any such obligation from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Trust or any of them.

11.7 An agreement has been entered into under which Federated Management will assume substantially all of the expenses of the reorganization including registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the special meeting of shareholders. ARM Financial Group, Inc. will assume the legal fees of the Acquired Fund. The accountants' fees of the State Bond Fund will be borne equally by Federated Management and ARM Financial Group, Inc.

    IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

     Acquired Fund:
     STATE BOND EQUITY FUNDS, INC.,
     on behalf of its portfolio,
     STATE BOND COMMON STOCK FUND
Attest:

     By: /s/ Kevin L. Howard
               Kevin L. Howard
               Vice President and Secretary
/s/ Sheri Bean
     Sheri Bean
     Assistant Secretary
     Acquiring Fund:
     FEDERATED EQUITY FUNDS
     on behalf of its portfolio,
     FEDERATED GROWTH
     STRATEGIES FUND
Attest:

     By:  /s/ J. Christopher Donahue
                J. Christopher Donahue
                Executive Vice President
/s/ S. Elliott Cohan
     S. Elliott Cohan
     Assistant Secretary











G01866-03



STATEMENT OF ADDITIONAL INFORMATION
November 2, 1996
Acquisition of the Assets of
STATE BOND COMMON STOCK FUND,
a Portfolio of
STATE BOND EQUITY FUNDS, INC.
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota  56073-0069
Telephone Number:  1-800-328-4735
By and in exchange for Class A Shares of FEDERATED GROWTH STRATEGIES FUND, a Portfolio of
FEDERATED EQUITY FUNDS
Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779
Telephone Number:  1-800-245 5051, option one

This Statement of Additional Information dated November 2, 1996 is not a prospectus. A Prospectus/Proxy Statement dated November 2, 1996 related to the above-referenced matter may be obtained from Federated Equity Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS
1. Statement of Additional Information of Federated Growth Strategies Fund, a portfolio of Federated Equity Funds, dated December 31, 1995.

2. Statement of Additional Information of State Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc., dated May 1, 1996.

3. Financial Statements of Federated Growth Strategies Fund, a portfolio of Federated Equity Funds, dated October 31, 1995.

4. Financial Statements (unaudited) of Federated Growth Strategies Fund, a portfolio of Federated Equity Funds, dated April 30, 1996.

5. Financial Statements of State Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc., dated December 31, 1995.

6. Financial Statements (unaudited) of State Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc., dated June 30, 1996.

7. Pro Forma Financial Information of Federated Growth Strategies Fund, a portfolio of Federated Equity Funds, dated October 31, 1995 and April 30, 1996.


The Statement of Additional Information of Federated Growth Strategies Fund (the "Federated Fund"), a portfolio of Federated Equity Funds (the "Trust"), dated December 31, 1995, is incorporated herein by reference to Post-Effective Amendment No. 29 to the Trust's Registration Statement on Form N-1A (File Nos. 2-91090 and 811-4017) which was filed with the Securities and Exchange Commission on or about December 27, 1995. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-5051, option one.

The Statement of Additional Information of State Bond Common Stock Fund (the "State Bond Fund"), a portfolio of State Bond Equity Funds, Inc. (the "Corporation"), dated May 1, 1996, is incorporated herein by reference to Post-Effective Amendment No. 58 to the Corporation's Registration Statement on Form N-1A (File Nos. 2-19600 and 811-1138) which was filed with the Securities and Exchange Commission on or about March 1, 1996. A copy may be obtained, upon request and without charge, from the State Bond Fund at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069; telephone number: 1-800-328-4735.

The audited financial statements of the Federated Fund, dated October 31, 1995, are incorporated herein by reference to the Federated Fund's Annual Report to Shareholders dated October 31, 1995 which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-5051, option one.

The audited financial statements of the State Bond Fund, dated December 31, 1995, are incorporated herein by reference to the State Bond Fund's Annual Report to Shareholders dated December 31, 1995, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the State Bond Fund at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069; telephone number 1-800-328-4735.

The unaudited financial statements of the Federated Fund, dated April 30, 1996, are incorporated herein by reference to the Federated Fund's Semi-Annual Report to Shareholders, dated April 30, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-5051, option one.
The unaudited financial statements of the State Bond Fund, dated June 30, 1996, are incorporated herein by reference to the State Bond Fund's Semi-Annual Report to Shareholders, dated June 30, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the State Bond Fund at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069; telephone number: 1-800-328-4735.



The pro forma financial information of the Federated Fund, dated October 31, 1995 and April 30, 1996 is included herein.



Federated Growth Strategies Fund
(formerly, Federated Growth Trust)
State Bond Common Stock Fund
Introduction to Proposed Merger


The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflect the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund, collectively (the `Funds''), at October 31, 1995. These statements have been derived from the books and records utilized in calculating the daily net asset value at October 31, 1995. The accompanying unaudited Pro Forma Combining Statement of Operations reflects the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund for the years ended October 31, 1995, and December 31, 1995, respectively, the most recent fiscal year ends of the Funds.
In addition, included are the unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflecting the accounts of the Funds at April 30, 1996. These statements have been derived from the books and records utilized in calculating the daily net asset value at April 30, 1996. The accompanying unaudited Pro Forma Combining Statement of Operations reflects the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund for the six months ended April 30, 1996, and the six months ended June 30, 1996, respectively, the most recent semi-annual periods of the Funds.

The Pro Forma statements give effect to the proposed transfer of assets from State Bond Common Stock Fund in exchange for Class A Shares of Federated Growth Strategies Fund.


Pro Forma Combining Portfolio of Investments
October 31, 1995 (unaudited)
Federated    State Bond                                   Federated    State Bond
Growth       Common                                       Growth       Common Stock
Strategies   Stock        Pro Forma                       Strategies   Fund          Pro Forma
Fund         Fund         Combined                        Fund                       Combined
Shares       Shares       Shares                          Value        Value         Value
Common Stocks--90.4%
                                     Basic Industry--5.8%
50,700       ------       50,700     AK Steel Holding     $1,571,700   $-----        $1,571,700
                                     Corp.
------       26,045       26,045     Archer-Daniels-      ------       419,976       419,976
                                     Midland Co.



60,000       ------       60,000     Champion             3,210,000    ------        3,210,000
                                     International Corp.
------       30,000       30,000     Morton               ------       915,000       915,000
                                     International, Inc.
67,500       ------       67,500     Potash Corporation
                                     of Saskatchewan,     4,699,688    ------        4,699,688
                                     Inc.
125,000      ------       125,000    Praxair, Inc.        3,375,000    ------        3,375,000
104,500      ------       104,500    UCAR Global          2,978,250    ------        2,978,250
                                     Enterprises, Inc.
------       30,000       30,000     WMX Technologies,    ------       843,750       843,750
                                     Inc.
                                         Total            15,834,638   2,178,726     18,013,364
                                     Consumer Durables--
                                     2.3%
------       20,000       20,000     American Greetings   ------       631,250       631,250
164,500      ------       164,500    Brunswick Corp.      3,207,750    ------        3,207,750
------       8,000        8,000      Goodyear Tire &      ------       304,000       304,000
                                     Rubber Co.
58,100       ------       58,100     Oakley, Inc.         2,004,450    ------        2,004,450
------       40,000       40,000     Rubbermaid, Inc.     ------       1,045,000     1,045,000
                                         Total            5,212,200    1,980,250     7,192,450
                                     Consumer Non-
                                     Durables--9.0%
------       30,000       30,000     Anheuser-Busch Cos., ------       1,980,000     1,980,000
                                     Inc.
47,500       ------       47,500     Coca-Cola Co.        3,414,062    ------        3,414,062

                                                                     5



------       12,000       12,000     ConAgra, Inc.        ------       463,500       463,500
------       20,000       20,000     CPC International    ------       1,327,500     1,327,500
145,000      ------       145,000    (a) Gymboree Corp.   3,280,625    ------        3,280,625
53,400       ------       53,400     IBP, Inc.            3,197,325    ------        3,197,325
------       21,000       21,000     International
                                     Flavors and          ------       1,013,250     1,013,250
                                     Fragrances, Inc.
57,000       ------       57,000     Nike, Inc., Class B  3,234,750    ------        3,234,750
52,000       ------       52,000     Philip Morris Cos.,  4,394,000    ------        4,394,000
                                     Inc.
------       30,000       30,000     Procter & Gamble Co. ------       2,430,000     2,430,000
------       50,000       50,000     Sara Lee Corp.       ------       1,468,750     1,468,750
------       40,000       40,000     The Gillette Company ------       1,935,000     1,935,000
                                         Total            17,520,762   10,618,000    28,138,762
                                     Energy Minerals--
                                     3.8%
31,000       ------       31,000     British Petroleum,   2,735,750    -----         2,735,750
                                     Ltd., ADR
------       15,000       15,000     Burlington           ------       540,000       540,000
                                     Resources, Inc.
Common Stock - continued
                                     Energy Minerals--
                                     continued
------       25,000       25,000     Phillips Petroleum   $------      $806,250      $806,250
                                     Co.
------       12,000       12,000     Royal Dutch          ------       1,474,500     1,474,500
                                     Petroleum Co.

                                                                     6



79,100       ------       79,100     (a) Western Atlas,   3,470,513    ------        3,470,513
                                     Inc.
168,500      ------       168,500    (a) YPF Sociedad     2,885,563    ------        2,885,563
                                     Anonima, ADR
                                         Total            9,091,826    2,820,750     11,912,576
                                     Finance--15.4%
78,400       ------       78,400     Aflac, Inc.          3,194,800    ------        3,194,800
------       33,750       33,750     American             ------       2,847,656     2,847,656
                                     International Group,
                                     Inc.
106,000      ------       106,000    Bank of New York     4,452,000    ------        4,452,000
                                     Co., Inc.
------       20,000       20,000     Capital One          ------       490,000       490,000
                                     Financial
70,000       ------       70,000     Citicorp             4,541,250    ------        4,541,250
------       15,000       15,000     Federal National
                                     Mortgage Association ------       1,573,125     1,573,125
80,200       ------       80,200     First Commerce Corp. 2,486,200    ------        2,486,200
------       60,000       60,000     Green Tree Financial ------       1,597,500     1,597,500
                                     Corp.
110,300      ------       110,300    Lehman Brothers      2,399,025    ------        2,399,025
                                     Holdings, Inc.
------       8,000        8,000      MBIA, Inc.           ------       557,000       557,000
125,000      ------       125,000    MBNA Corp.           4,609,375    ------        4,609,375
------       15,000       15,000     Mellon Bank Corp.    ------       751,875       751,875
70,000       20,000       90,000     MGIC Investment      3,981,250    1,137,500     5,118,750
                                     Corp.

                                                                     7



44,800       ------       44,800     NationsBank Corp.    2,945,600    ------        2,945,600
------       10,000       10,000     Providian Corp.      ------       392,500       392,500
------       10,000       10,000     Reuters Holding PLC  ------       555,625       555,625
------       20,000       20,000     Signet Bank Corp.    ------       475,000       475,000
81,400       ------       81,400     Sunamerica, Inc.     5,067,150    ------        5,067,150
65,100       15,001       80,101     Travelers Group,     3,287,550    757,534       4,045,084
                                     Inc.
                                         Total            36,964,200   11,135,315    48,099,515
                                     Health Care--14.4%
------       30,000       30,000     Abbott Laboratories  -----        1,192,500     1,192,500
74,500       ------       74,500     (a) Amgen, Inc.      3,576,000    ------        3,576,000
------       15,000       15,000     Bristol-Myers Squibb ------       1,143,750     1,143,750
                                     Co.
------       15,000       15,000     Columbia HCA         ------       736,875       736,875
                                     Healthcare Corp.
100,000      ------       100,000    (a) Foundation       4,237,500    -----         4,237,500
                                     Health Corp


Common Stock - continued
                                     Health Care--
                                     continued
44,500       ------       44,500     (a) Genzyme Corp.    $2,592,125   $------       $2,592,125
50,000       ------       50,000     Johnson & Johnson    4,075,000    ------        4,075,000
31,900       ------       31,900     Lilly (Eli) & Co.    3,082,337    ------        3,082,337
57,000       40,000       97,000     Medtronic, Inc.      3,291,750    2,310,000     5,601,750
58,300       ------       58,300     Merck & Co., Inc.    3,352,250    ------        3,352,250

                                                                     8



180,000      ------       180,000    Mylan Laboratories,  3,420,000    ------        3,420,000
                                     Inc.
175,000      ------       175,000    (a) Ornda Healthcorp 3,084,375    ------        3,084,375
67,400       ------       67,400     Pfizer, Inc.         3,867,075    ------        3,867,075
------       20,000       20,000     Schering-Plough      ------       1,072,500     1,072,500
                                     Corp.
100,000      ------       100,000    Teva Pharmaceutical
                                     Industries, Ltd.,    3,925,000    ------        3,925,000
                                     ADR
                                         Total            38,503,412   6,455,625     44,959,037
                                     Producer
                                     Manufacturing--6.4%
90,500       ------       90,500     (a) American         2,420,875    ------        2,420,875
                                     Standard Companies
98,000       ------       98,000     Dover Corp.          3,871,000    ------        3,871,000
------       40,000       40,000     General Electric Co. ------       2,530,000     2,530,000
100,000      ------       100,000    Greenfield           3,000,000    ------        3,000,000
                                     Industries, Inc.
71,000       ------       71,000     Magna International, 3,070,750    ------        3,070,750
                                     Inc., Class A
81,500       ------       81,500     (a) Thermo Electron  3,749,000    ------        3,749,000
                                     Corp.
160,000      ------       160,000    (a) Westinghouse Air 1,400,000    ------        1,400,000
                                     Brakes
                                         Total            17,511,625   2,530,000     20,041,625
                                     Retail Trade--2.4%
------       11,000       11,000     Dayton Hudson Corp.  ------       756,250       756,250

                                                                     9



------       20,000       20,000     Fingerhut Companies, ------       272,500       272,500
                                     Inc.
------       10,000       10,000     Home Depot, Inc.     ------       372,512       372,512
50,000       ------       50,000     Premark              2,312,500    -----         2,312,500
                                     International, Inc.
79,200       ------       79,200     (a) Safeway, Inc.    3,742,200    ------        3,742,200
------       8,000        8,000      Wal-Mart Stores,     ------       173,000       173,000
                                     Inc.
                                         Total            6,054,700    1,574,262     7,628,962
                                     Services--7.3%
------       10,000       10,000     Carnival Corp. -     ------       232,500       232,500
                                     Class A
109,600      ------       109,600    Coflexip, ADR        1,534,400    ------        1,534,400
28,100       ------       28,100     (a) Corrections      1,531,450    ------        1,531,450
                                     Corp. America


Common Stock - continued
                                     Services - continued
------       15,000       15,000     (a) CUC              $------      $519,375      $519,375
                                     International, Inc.
------       20,000       20,000     Marriott             ------       737,500       737,500
                                     International, Inc.
81,500       ------       81,500     Olsten Corp.         3,137,750    ------        3,137,750
99,000       ------       99,000     Service Corp.        3,972,375    ------        3,972,375
                                     International
------       15,000       15,000     Tele-Communications, ------       255,938       255,938

                                                                     10



                                     Inc.
------       3,750        3,750      Tele-Communications
                                     Liberty Media        ------       92,578        92,578
------       20,000       20,000     The Walt Disney Co.  ------       1,152,500     1,152,500
------       25,000       25,000     Time Warner, Inc.    ------       912,500       912,500
------       5,000        5,000      Tribune Co.          ------       315,625       315,625
189,324      ------       189,324    (a) USA Waste        3,975,804    ------        3,975,804
                                     Services, Inc.
90,000       ------       90,000     (a) Viacom, Inc.,    4,500,000    ------        4,500,000
                                     Class B
                                         Total            18,651,779   4,218,516     22,870,295
                                     Technology--15.4%
60,000       ------       60,000     (a) Applied          3,007,500    ------        3,007,500
                                     Materials, Inc.
------       10,000       10,000     (a) Arrow            ------       507,500       507,500
                                     Electronics, Inc.
------       8,000        8,000      Autodesk, Inc.       ------       270,500       270,500
45,000       10,000       55,000     (a) Cisco Systems,   3,487,500    775,625       4,263,125
                                     Inc.
55,000       ------       55,000     (a) Digital          2,976,875    ------        2,976,875
                                     Equipment Corp.
------       20,000       20,000     (a) DSC              ------       741,250       741,250
                                     Communications Corp.
114,000      ------       114,000    (a) DST Systems,     2,394,000    ------        2,394,000
                                     Inc.
------       10,000       10,000     (a) EMC Corp.        ------       155,000       155,000
120,000      ------       120,000    Ericsson LM          2,563,125    -----         2,563,125

                                                                     11



------       15,000       15,000     First Data Corp.     ------       991,875       991,875
------       20,000       20,000     (a) General          ------       380,000       380,000
                                     Instrument Co.
130,700      ------       130,700    (a) Integrated
                                     Device Technology,   2,483,300    ------        2,483,300
                                     Inc.
40,000       ------       40,000     Intel Corp.          2,795,000    ------        2,795,000
170,000      ------       170,000    Loral Corp.          5,036,250    ------        5,036,250
60,800       ------       60,800     (a) LSI Logic Corp.  2,865,200    ------        2,865,200
------       12,000       12,000     (a) Microsoft Corp.  ------       1,200,750     1,200,750
53,800       20,000       73,800     Motorola, Inc.       3,530,625    1,312,500     4,843,125
------       8,000        8,000      (a) Newbridge        ------       244,000       244,000
                                     Networks Corp.
Common Stock - continued














                                                                     12




                                     Technology--
                                     continued
57,700       ------       57,700     Nokia (AB), ADR      $3,216,775    $------      $3,216,775
61,800       30,000       91,800     (a) Oracle Corp.     2,696,025     1,310,625    4,006,650
46,500       ------       46,500     Texas Instruments,   3,173,625     ------       3,173,625
                                     Inc.
                                         Total            40,225,800    7,889,625    48,115,425
                                     Transportation--
                                     1.1%
50,000       ------       50,000     Delta Air Lines,     3,281,250     ------       3,281,250
                                     Inc.
                                     Utilities--7.1%
102,300      ------       102,300    CMS Energy Corp.     2,826,037     ------       2,826,037
------       25,000       25,000     El Paso Natural Gas  ------        675,000      675,000
                                     Co.
65,000       ------       65,000     FPL Group, Inc.      2,721,875     ------       2,721,875
------       7,000        7,000      (a) Lin Television   ------        199,500      199,500
                                     Corp.
160,000      40,000       200,000    MCI Communications   3,990,000     997,500      4,987,500
                                     Corp.
------       20,000       20,000     (a) Nextel           ------        278,750      278,750
                                     Communications,
                                     Inc.
167,500      ------       167,500    (a) PanAmSat Corp.   2,533,438     ------       2,533,438
122,100      ------       122,100    Sonat, Inc.          3,510,375     ------       3,510,375
------       20,550       20,550     Sprint Corp.         ------        791,175      791,175

                                                                     13



------       10,000       10,000     Telefonos de         ------        275,000      275,000
                                     Mexico, S.A.
------       10,000       10,000     Telephone & Data     ------        400,000      400,000
                                     Systems, Inc.
62,000  10,000            72,000     Vodafone Group       2,534,250     408,750      2,943,000
                                         Total            18,115,975    4,025,675    22,141,650
                                         Total Common
                                     Stocks               $226,968,167  $55,426,744  $282,394,911
                                         (identified
                                     cost $218,374,244)

Convertible Securities--4.2%
















                                                                     14




                                       Consumer
                                       Services--1.3%


             $-----       $13,400,000  Boston Chicken,
$13,400,000                            Inc., Conv. LYON,  $3,902,750      ------       $3,902,750
                                       .08% accrual,
                                       6/1/2015
                                       Finance--1.6%
$120,000     ------       $120,000     First USA, Inc.,   4,980,000       ------       4,980,000
                                       PRIDES, $1.99
                                       Technology
                                       Services--1.3%
60,900       ------       60,900       General Motors
                                       Corp., Conv.       4,080,300       ------       4,080,300
                                       Pfd., Series C,
                                       $3.25
                                           Total
                                       Convertible        $12,963,050     ------       $12,963,050
                                       Securities
                                           (identified
                                       cost $10,591,019)

Short-Term Securities--2.1%
                                       Finance--1.4%
$------      $1,750,000   $1,750,000   American Express
                                       Credit Corp.,      $------         $1,748,054   $1,748,054
                                       5.72%, due

                                                                     15



                                       11/8/1995
------       1,600,000    1,600,000    Ford Motor Credit
                                       Co., 5.73%, due    ------          1,600,000    1,600,000
                                       11/1/1995
------       925,000      925,000      Ford Motor Credit
                                       Co., 5.76%, due    ------          924,704      924,704
                                       11/3/1995
                                           Total          ------          4,272,758    4,272,758
                                       Retail Trade--
                                       0.7%
------       2,150,000    2,150,000    Sears Roebuck
                                       Acceptance Corp.,  ------          2,147,939    2,147,939
                                       5.75%, due
                                       11/7/1995
                                           Total Short-
                                       Term Securities    $------         $6,420,697   $6,420,697
                                       (at
                                           amortized
                                       cost)




(b) Repurchase Agreement--3.9%

12,310,000   -----        12,310,000   J.P. Morgan
                                       Securities, Inc.,
                                       5.90%, dated       $12,310,000     $------      $12,310,000

                                                                     16



                                       10/31/95, due
                                       11/1/1995 (at
                                       amortized cost)
                                           Total
                                       Investments        $252,241,217    $61,847,441  $314,088,658
                                       (identified
                                           cost
                                       $247,695,960)(c)

(a)  Non-income producing security.
(b) The repurchase agreement is fully collateralized by U.S. government obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(c) The cost of investments for federal tax purposes amounts to $247,695,960. The net unrealized appreciation of investments on a federal tax basis amounts to $66,392,698 which is comprised of $72,316,837 appreciation and $5,924,139 depreciation at October 31, 1995.


Note: The categories of investments are shown as a percentage of net assets ($312,346,463) at October 31, 1995.

The following acronyms are used throughout this portfolio:
ADR      --American Depositary Receipt
LYON     --Liquid Yield Option Note
PLC      --Public Limited Company
PRIDES   --Preferred Redeemable Increased Dividend Equity Securities
(See Notes to Pro Forma Financial Statements)

                                    FEDERATED GROWTH STRATEGIES FUND
                                  (FORMERLY, FEDERATED GROWTH TRUST)

                                                                     17


                                                    STATE BOND COMMON STOCK FUND
                PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                                          OCTOBER 31, 1995
                                                            (UNAUDITED)

                      FEDERATED      STATE BOND
                      GROWTH         COMMON           PRO FORMA      PRO FORMA
                      STRATEGIES     STOCK FUND       ADJUSTMENT     COMBINED
                      FUND


ASSETS:
Investments in      $ 252,241,217   $61,847,441      $----           $14,088,658
securities, at
value
Cash                  ----           32,124           ----           32,124
Receivables for:
  Investments sold    3,776,069      ----             ----           3,776,069
  Shares of
beneficial interest   316,057        133              ----           316,190
  sold
                      216,664        60,900           ----           277,564
Income

     Total assets     256,550,007    61,940,598       ----           318,490,605

LIABILITIES:



Payables for/ to:
  Shares of
beneficial interest
  redeemed            240,824        22,408           ----           263,232
  Investments         5,592,077      ----             ----           5,592,077
purchased
  Bank                117,346        ----             ----           117,346
                                     83,997           ----           171,487
Accrued expenses and  87,490
other liabilities

Accrued expenses and
other liabilities     87,490         83,997           -              171,487

                                                      ---

     Total            6,037,737      106,405          ----           6,144,142
liabilities

TOTAL NET ASSETS    $ 250,512,270   $61,834,193      $----           $12,346,463

NET ASSETS CONSIST
OF:
Paid in capital     $ 161,711,242   $30,643,355      $----           $92,354,597
Net unrealized
appreciation of
   investments        37,433,997     28,959,022       ----           66,393,019
Accumulated net realized gain
   on investments     51,266,162     2,087,086        ----           53,353,248



Undistributed net
investment            100,869        144,730          ----           245,599
income

TOTAL NET ASSETS    $ 250,512,270   $61,834,193       ----           312,346,463
                                                     $

Class A Shares      $ 249,109,599   $61,834,193       ----           $10,943,792
Class B Shares      $ 1,345,476     $----             ----           1,345,476
Class C Shares      $ 57,195        $----             ----           $7,195
SHARES OUTSTANDING:
Class A Shares        9,499,332      6,567,862        (4,209,930)    (1,857,264
                                                                     a)
Class B Shares        51,294         ----             ----           51,294
Class C Shares        2,181          ----             ----           2,181

TOTAL SHARES          9,552,807      6,567,862        (4,209,930)    11,910,739
OUTSTANDING

                      FEDERATED  STATE BOND
                      GROWTH     COMMON        PRO FORMA  PRO FORMA
                      STRATEGIES STOCK FUND    ADJUSTMENT COMBINED
                      FUND


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS
PER SHARE:
CLASS A SHARES:
Net Asset Value Per $ 26.22      $9.41                    $ 26.22



Share

Offering Price Per  $ 27.75*     $9.88***                 $ 27.75*
Share

Redemption Proceeds $ 26.22      $9.41                    $ 26.22
Per Share
**

CLASS B SHARES:
Net Asset Value Per $ 26.23      $ N/A                    $ 26.23
Share

Offering Price Per  $ 26.23      $N/A                     $ 26.23
Share

Redemption Proceeds $ 24.79**    $N/A                     $ 24.79**
Per Share
**

CLASS C SHARES:
Net Asset Value Per $ 26.22      $N/A                     $ 26.22
Share

Offering Price Per  $ 26.22      $N/A                     $ 26.22
Share

Redemption Proceeds $ 25.96**    $N/A                     $ 25.96**
Per Share
**

INVESTMENTS, AT     $ 214,807,54 $32,888,419              $ 247,695,96



IDENTIFIED COST       1                                     0


(a) Adjustment to reflect share balance as a result of the combination, based on the exchange ratio of 0.35901058822.

* See "How to Purchase Shares" in the Federated Growth Strategies Fund Prospectus, dated December 31, 1995.

** See "How to Redeem Shares" in the Federated Growth Strategies Fund Prospectus, dated December 31, 1995.

***See `How are the Fund's Sales Charges Determined?'' in the State Bond
   Common Stock Fund Prospectus, dated May 1, 1996.

(See Notes to Pro Forma Financial Statements)





                     FEDERATED GROWTH STRATEGIES FUND
                    (FORMERLY, FEDERATED GROWTH TRUST)
                       STATE BOND COMMON STOCK FUND
          PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED OCTOBER 31, 1995 FOR FEDERATED GROWTH STRATEGIES FUND AND THE YEAR ENDED DECEMBER 31, 1995 FOR STATE BOND COMMON STOCK FUND

Federated Growth Strategies Fund
(formerly, Federated Growth Trust)
State Bond Common Stock Fund
Pro Forma Combining Statement of Operations (continued)




For the Year Ended October 31, 1995 for Federated Growth Strategies Fund and the Year Ended December 31, 1995 for State Bond Common Stock Fund
(unaudited)

(a) Federated Management (the "Adviser") receives for its services an annual investment advisory fee equal to 0.75% of Federated Growth Strategies Fund's (the "Federated Fund") average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion. ARM Capital Advisors charged an annual rate of 0.65% on the first $100 million of the average daily net assets, 0.60% of the next $100 million of the average daily net assets, and 0.55% of the average daily net assets in excess of $200 million of the State Bond Common Stock Fund for its advisory fee.

(b) Federated Services Company ("F Serv") provides the Federated Fund with certain administrative personnel and services. The fee is based on the level of average aggregate net assets of the Federated Fund for the period.

(c) State Street Bank and Trust Company is custodian for the securities and cash of the Federated Fund. The custodian fee is based on a percentage of assets, plus out-of-pocket expenses.

(d) F Serv also serves as transfer and dividend disbursing agent for the Federated Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.




(e) Adjustment to reflect the audit fee and legal fee reductions due to the combining of two portfolios into one.

(f) Under the terms of a Shareholder Services Agreement with Federated Shareholder Services (`FSS''), the Federated Fund will pay FSS up to 0.25% of average daily net assets of the Federated Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time in its sole discretion. SBM Financial Services, Inc. received 0.25% of the average daily net assets of State Bond Common Stock Fund under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to finance activities intended to result in the sale of State Bond Common Stock Fund's shares and to provide certain services for shareholders and to maintain shareholder accounts. Class A Shares of the Federated Fund do not have a distribution plan.

(g) Adjustment to reflect the printing and postage expense reduction due to the combining of two portfolios into one.

(h) Adjustment to reflect the elimination of the Directors'/Trustees' fees for State Bond Common Stock Fund and the reduction of state registration fees and insurance fees due to the combining of two portfolios into one.



FEDERATED GROWTH STRATEGIES FUND



(FORMERLY, FEDERATED GROWTH TRUST)
STATE BOND COMMON STOCK FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1.   BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflect the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund, collectively (the `Funds'') as of October 31, 1995. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 1995. The Statement of Operations reflects the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund for the twelve months ended October 31, 1995 and the twelve months ended December 31, 1995, respectively, the most recent fiscal year ends of the Funds.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which are incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of the assets of State Bond Common Stock Fund in exchange for Class A Shares of Federated Growth Strategies Fund. Under generally accepted accounting principles, Federated Growth Strategies Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory and administration fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the twelve months ended October 31, 1995 and the twelve months ended December 31, 1995, Federated Growth Strategies Fund and State Bond Common Stock Fund, respectively, paid investment advisory fees computed at the annual rate of each Fund's average net assets as follows:



FUND                     PERCENT OF EACH FUND'S
                         AVERAGE NET ASSETS

Federated Growth         0.75%
Strategies Fund

State Bond Common Stock  0.65% on the first $100
Fund                     million

                         0.60% on the next $100
                         million

                         0.55% in excess of $200
                         million




The advisers may voluntarily choose to waive a portion of their fees and reimburse certain operating expenses.

2.   SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of 2,357,932 Class A Shares of Federated Growth Strategies Fund in exchange for 6,567,862 shares of State Bond Common Stock Fund which would have been issued at October 31, 1995, in conjunction with the proposed reorganization.


Pro Forma Combining Portfolio of Investments
April 30, 1996 (unaudited)

Federated                                            Federated
Growth      State                                    Growth        State
Strategies  Bond       Pro Forma                     Strategies    Bond    Pro Forma
Fund        Common     Combined                      Fund          Common  Combined
            Stock                                                  Stock
            Fund                                                   Fund
Shares      Shares     Shares                        Value         Value   Value
Common Stocks-93.2%
                                 Basic Industry--



                                 5.7%
------      26,045     26,045    ARCHER-DANIELS-     $------       $491,599        $491,599
                                 MIDLAND CO.
90,000      ------     90,000    BARRICK GOLD CORP.  2,756,250     ------          2,756,250
19,600      -----      19,600    Monsanto Co.        2,969,400     ------          2,969,400
-------     30,000     30,000    Morton              ------        1,061,250       1,061,250
                                 International,
                                 Inc.
69,800      ------     69,800    Potash Corporation
                                 of Saskatchewan,    4,920,900     ------          4,920,900
                                 Inc.
71,500      ------     71,500    Praxair, Inc.       2,761,688     ------          2,761,688
95,000      ------     95,000    UCAR Global         3,895,000     ------          3,895,000
                                 Enterprises, Inc.
------      30,000     30,000    WMX Technologies,   ------        1,042,500       1,042,500
                                 Inc.
                                     Total           17,303,238    2,595,349       19,898,587
                                 Consumer Durables-
                                 -3.5%
------      20,000     20,000    American Greetings  ------        553,750         553,750
                                 Corp.
69,600      ------     69,600    Anthony             1,983,600     ------          1,983,600
                                 Industries, Inc.
56,593      ------     56,593    General Motors      3,190,430     ------          3,190,430
                                 Corp., Class E
------      8,000      8,000     Goodyear Tire &     ------        417,000         417,000
                                 Rubber Co.
50,500      ------     50,500    Harley Davidson,    2,228,312     ------          2,228,312



                                 Inc.
85,000      ------     85,000    Oakley, Inc.        3,910,000     ------          3,910,000
                                     Total           11,312,342    970,750         12,283,092
                                 Consumer Non-
                                 Durables--7.7%
------      30,000     30,000    Anheuser-Busch      ------        2,013,750       2,013,750
                                 Cos., Inc.
42,500      ------     42,500    Campbell Soup Co.   2,656,250     ------          2,656,250
16,200      ------     16,200    Coca-Cola Co.       1,320,300     ------          1,320,300
------      12,000     12,000    ConAgra, Inc.       ------        463,500         463,500
------      20,000     20,000    CPC International,  ------        1,382,500       1,382,500
                                 Inc.
------      21,000     21,000    International
                                 Flavors and         ------        1,031,625       1,031,625
                                 Fragrances, Inc.
107,700     ------     107,700   Mossimo, Inc.       4,092,600     ------          4,092,600
51,500      ------     51,500    Nike, Inc., Class   4,506,250     ------          4,506,250
                                 B
35,500      ------     35,500    Philip Morris       3,199,438     ------          3,199,438
                                 Cos., Inc.
------      30,000     30,000    Procter & Gamble    ------        2,535,000       2,535,000
                                 Co.
------      50,000     50,000    Sara Lee Corp.      ------        1,550,000       1,550,000
------      40,000     40,000    The Gillette        ------        2,160,000       2,160,000
                                 Company
                                     Total           15,774,838    11,136,375      26,911,213
                                 Energy Minerals--
                                 6.2%



28,000      ------     28,000    British Petroleum   3,059,000     ------          3,059,000
                                 Co. PLC, ADR
Common Stocks-continued
                                 Energy Minerals--
                                 continued
------      15,000     15,000    Burlington          $------       $558,750        $558,750
                                 Resources, Inc.
285,000     ------     285,000   Global Marine,      3,241,875     ------          3,241,875
                                 Inc.
95,000      ------     95,000    Petroleum Geo-      3,004,375     ------          3,004,375
                                 Services, ADR
------      25,000     25,000    Phillips Petroleum  ------        1,037,500       1,037,500
                                 Co.
156,900     ------     156,900   Reading & Bates     3,844,050     ------          3,844,050
                                 Corp.
------      12,000     12,000    Royal Dutch         ------        1,719,000       1,719,000
                                 Petroleum Co.
26,700      ------     26,700    Western Atlas,      1,602,000     ------          1,602,000
                                 Inc.
153,000     ------     153,000   YPF Sociedad        3,346,875     ------          3,346,875
                                 Anonima, ADR
                                     Total           18,098,175    3,315,250       21,413,425
                                 Finance--12.1%
79,500      ------     79,500    Aflac, Inc.         2,464,500     ------          2,464,500
------      33,750     33,750    American            ------        3,083,906       3,083,906
                                 International
                                 Group, Inc.
144,900     ------     144,900   (a) Amerin Corp.    3,278,362     ------          3,278,362



------      20,000     20,000    Capital One         ------        590,000         590,000
                                 Financial
36,500      ------     36,500    Citicorp            2,874,375     ------          2,874,375
------      60,000     60,000    Federal National    ------        1,837,500       1,837,500
                                 Mortgage
                                 Association
------      60,000     60,000    Green Tree          ------        2,025,000       2,025,000
                                 Financial Corp.
------      8,000      8,000     MBIA, Inc.          ------        571,000         571,000
127,500     ------     127,500   MBNA Corp.          3,617,812     ------          3,617,812
45,500      15,000     60,500    Mellon Bank Corp.   2,445,625     806,250         3,251,875
------      20,000     20,000    MGIC Investment     ------        1,085,000       1,085,000
                                 Corp.
------      10,000     10,000    Providian Corp.     ------        461,250         461,250
------      10,000     10,000    Reuters Holding     ------        676,875         676,875
                                 PLC
117,900     ------     117,900   Schwab (Charles)    2,888,550     ------          2,888,550
                                 Corp.
------      20,000     20,000    Signet Bank Corp.   ------        490,000         490,000
85,000      ------     85,000    Sunamerica, Inc.    4,632,500     ------          4,632,500
93,600      ------     93,600    TCF Financial       3,311,100     ------          3,311,100
                                 Corp.
65,000      15,000     80,000    Travelers Group,    3,997,500     922,500         4,920,000
                                 Inc.
                                     Total           29,510,324    12,549,281      42,059,605
                                 Health Care--13.7%
------      30,000     30,000    Abbott              ------        1,218,750       1,218,750
                                 Laboratories



52,900      ------     52,900    (a) Amgen, Inc.     3,041,750     ------          3,041,750
------      15,000     15,000    Bristol-Myers       ------        1,233,750       1,233,750
                                 Squibb Co.
------      15,000     15,000    Columbia HCA        ------        796,875         796,875
                                 Healthcare Corp.
Common Stocks-continued
                                 Health Care--
                                 continued
55,000      ------     55,000    (a) Foundation      $2,151,875    $------         $2,151,875
                                 Health Corp.
29,800      ------     29,800    (a) Geltex          700,300       ------          700,300
                                 Pharmaceuticals,
                                 Inc.
53,400      ------     53,400    (a) Genzyme Corp.   3,003,750     ------          3,003,750
28,100      ------     28,100    Johnson & Johnson   2,599,250     ------          2,599,250
38,600      ------     38,600    (a) KeraVision,     612,775       ------          612,775
                                 Inc.
58,000      ------     58,000    Lilly (Eli) & Co.   3,422,000     ------          3,422,000
51,500      40,000     91,500    Medtronic, Inc.     2,735,938     2,125,000       4,860,938
53,000      ------     53,000    Merck & Co., Inc.   3,206,500     ------          3,206,500
105,000     ------     105,000   Mylan               2,047,500     ------          2,047,500
                                 Laboratories, Inc.
143,200     ------     143,200   (a) Ornda           3,938,000     ------          3,938,000
                                 Healthcorp
50,000      ------     50,000    Pfizer, Inc.        3,443,750     ------          3,443,750
30,000      ------     30,000    (a) Quintiles       2,197,500     ------          2,197,500
                                 Transnational
                                 Corp.



------      20,000     20,000    Schering-Plough     ------        1,147,500       1,147,500
                                 Corp.
60,000      ------     60,000    Teva
                                 Pharmaceutical      2,692,500     ------          2,692,500
                                 Industries, Ltd.,
                                 ADR
100,000     ------     100,000   (a) Thermedics,     3,025,000     ------          3,025,000
                                 Inc.
74,100      ------     74,100    (a) Veterinary      2,260,050     ------          2,260,050
                                 Centers of America
                                     Total           41,078,438    6,521,875       47,600,313
                                 Producer
                                 Manufacturing--
                                 4.8%
82,000      ------     82,000    (a) American        2,316,500     ------          2,316,500
                                 Standard Cos.
71,300      ------     71,300    (a) Cable Design
                                 Technologies,       2,352,900     ------          2,352,900
                                  Class A
                                      Class A
------      40,000     40,000    General Electric    ------        3,100,000       3,100,000
                                 Co.
81,600      ------     81,600    Greenfield          3,100,800     ------          3,100,800
                                 Industries, Inc.
49,400      ------     49,400    Magna               2,290,925     ------          2,290,925
                                 International,
                                 Inc., Class A
60,000      ------     60,000    (a) Thermo          3,697,500     ------          3,697,500



                                 Electron Corp.
                                     Total           13,758,625    3,100,000       16,858,625
                                 Retail Trade--4.9%
------      11,000     11,000    Dayton-Hudson       ------        1,050,500       1,050,500
                                 Corp.
------      16,100     16,100    Fingerhut           ------        205,275         205,275
                                 Companies
131,600     ------     131,600   (a) General         2,566,200     ------          2,566,200
                                 Nutrition Cos.,
                                 Inc.
------      10,000     10,000    Home Depot, Inc.    ------        473,750         473,750
69,800      ------     69,800    (a) Kohl's Corp.    2,399,375     ------          2,399,375
102,700     ------     102,700   (a) MSC Industrial  3,735,713     ------          3,735,713
                                 Direct Co.
124,900     ------     124,900   (a) Safeway, Inc.   4,215,375     ------          4,215,375
Common Stocks-continued
                                 Retail Trade--
                                 continued
75,600      ------     75,600    TJX Cos., Inc.      $2,230,200    $------         $2,230,200
------      8,000      8,000     Wal-Mart Stores,    ------        191,000         191,000
                                 Inc.
                                     Total           15,146,863    1,920,525       17,067,388
                                 Services--7.3%
122,000     ------     122,000   (a) Calenergy,      3,172,000     ------          3,172,000
                                 Inc.
------      10,000     10,000    Carnival Corp.      ------        290,000         290,000
35,500      ------     35,500    (a) Corrections     2,263,125     ------          2,263,125
                                 Corp. America



------      15,000     15,000    (a) CUC             ------        493,125         493,125
                                 International,
                                 Inc.
------      6,000      6,000     Hewlett-Packard     ------        635,250         635,250
                                 Co.
48,800      ------     48,800    (a) HFS, Inc.       2,507,100     ------          2,507,100
------      20,000     20,000    Marriott            ------        975,000         975,000
                                 International,
                                 Inc.
89,550      ------     89,550    Olsten Corp.        2,720,081     ------          2,720,081
62,500      ------     62,500    Reynolds &          2,890,625     ------          2,890,625
                                 Reynolds Co.,
                                 Class A
61,500      ------     61,500    Service Corp.       3,267,188     ------          3,267,188
                                 International
------      15,000     15,000    (a) Tele-           ------        287,813         287,813
                                 Communications,
                                 Inc.
------      20,000     20,000    The Walt Disney     ------        1,240,000       1,240,000
                                 Co.
------      25,000     25,000    Time Warner, Inc.   ------        1,021,875       1,021,875
------      5,000      5,000     Tribune Co.         ------        348,750         348,750
127,400     ------     127,400   (a) USA Waste       3,312,400     ------          3,312,400
                                 Services, Inc.
                                     Total           20,132,519    5,291,813       25,424,332
                                 Technology--18.2%
49,000      ------     49,000    (a) Altera Corp.    2,584,750     ------          2,584,750
------      10,000     10,000    (a) Arrow           ------        501,250         501,250



                                 Electronics, Inc.
43,000      ------     43,000    (a) Atmel Corp.     1,720,000     ------          1,720,000
------      8,000      8,000     Autodesk, Inc.      ------        328,000         328,000
9,500       ------     9,500     (a) Cascade         952,375       ------          952,375
                                 Communications
                                 Corp.
113,500     ------     113,500   (a) Cheyenne        2,582,125     ------          2,582,125
                                 Software, Inc.
63,900      20,000     83,900    (a) Cisco Systems,  3,314,812     1,038,750       4,353,562
                                 Inc.
------      20,000     20,000    DSC                 ------        627,500         627,500
                                 Communications
                                 Corp.
35,300      ------     35,300    (a) Digital         2,109,175     ------          2,109,175
                                 Equipment Corp.
79,400      ------     79,400    (a) DST Systems,    2,917,950     ------          2,917,950
                                 Inc.
------      10,000     10,000    (a) EMC Corp.       ------        205,000         205,000
129,000     ------     129,000   Ericsson LM         2,628,375     ------          2,628,375
73,200      ------     73,200    (a) ESS             1,656,150     ------          1,656,150
                                 Technology, Inc.
27,800      15,000     42,800    First Data Corp.,   2,112,800     1,140,000       3,252,800
                                 Class
Common Stocks-continued
                                 Technology--
                                 continued
35,000      ------     35,000    (a) FORE Systems,   $2,765,000    $------         $2,765,000
                                 Inc.



------      20,000     20,000    (a) General         ------        655,000         655,000
                                 Instrument Corp.
38,500      ------     38,500    HMC Software        1,434,125     ------          1,434,125
46,100      ------     46,100    (a) Informix Corp.  1,215,887     ------          1,215,887
50,000      ------     50,000    Intel Corp.         3,387,500     ------          3,387,500
102,300     ------     102,300   Lucent              3,593,287     ------          3,593,287
                                 Technologies, Inc.
62,700      ------     62,700    MEMC Electronic     3,127,162     ------          3,127,162
                                 Materials
48,000      ------     48,000    Micron Technology,  1,746,000     ------          1,746,000
                                 Inc.
28,000      12,000     40,000    (a) Microsoft       3,174,500     1,358,250       4,532,750
                                 Corp.
------      20,000     20,000    Motorola, Inc.      ------        1,225,000       1,225,000
------      8,000      8,000     Newbridge Networks  ------        515,000         515,000
                                 Corp.
41,400      45,000     86,400    (a) Oracle Corp.    1,397,250     1,515,937       2,913,187
54,200      ------     54,200    (a) Solectron       2,411,900     ------          2,411,900
                                 Corp.
65,400      ------     65,400    (a) StorMedia,      2,779,500     ------          2,779,500
                                 Inc.
44,300      ------     44,300    (a) Sun             2,403,275     ------          2,403,275
                                 Microsystems, Inc.
39,600      ------     39,600    Varian              2,262,150     ------          2,262,150
                                 Association, Inc.
                                     Total           54,276,048    9,109,687       63,385,735
                                 Transportation--
                                 1.1%



34,000      ------     34,000    (a) Continental     1,929,500     ------          1,929,500
                                 Airlines, Inc.,
                                 Class B
103,000     ------     103,000   (a) Trans World     1,841,125     ------          1,841,125
                                 Airlines, Inc.
                                     Total           3,770,625     ------          3,770,625
                                 Utilities--8.0%
------      6,850      6,850     360 Communications  ------        160,975         160,975
                                 Corp.
103,000     ------     103,000   CMS Energy Corp.    2,999,875     ------          2,999,875
------      25,000     25,000    El Paso Natural     ------        925,000         925,000
                                 Gas Co.
29,000      ------     29,000    FPL Group, Inc.     1,250,625     ------          1,250,625
------      7,000      7,000     (a) Lin Television  ------        231,875         231,875
                                 Corp.
94,800      40,000     134,800   MCI Communications  2,790,675     1,175,000       3,965,675
                                 Corp.
------      20,000     20,000    (a) Nextel          ------        360,000         360,000
                                 Communication
115,700     ------     115,700   (a) Paging          2,718,950     ------          2,718,950
                                 Network, Inc.
123,000     ------     123,000   (a) PanAmSat Corp.  4,089,750     ------          4,089,750
91,300      ------     91,300    Sonat, Inc.         3,982,963     ------          3,982,963
------      20,550     20,550    Sprint Corp.        ------        865,669         865,669
------      10,000     10,000    Telefonos De        ------        340,000         340,000
                                 Mexico, S.A.
Common Stocks-continued
                                 Utilities--



                                 continued
------      10,000     10,000    Telephone &    $------          $465,000          $465,000
                                 Data Systems,
                                 Inc.
76,500      10,000     86,500    Vodafone       3,069,563        401,250           3,470,813
                                 Group PLC,
                                 ADR
42,300      ------     42,300    Williams       2,162,588        ------            2,162,588
                                 Cos., Inc.
                                 (The)
                                     Total      23,064,989       4,924,769         27,989,758
                                     Total
                                 Common Stocks  $263,227,024     $61,435,674 $324,662,698
                                 (identified
                                     cost
                                 $226,607,749)
Convertible Securities--1.6%
                                 Finance--1.0%
$71,200     $------    $71,200   First USA,
                                 Inc.,          $3,471,000       $------        $3,471,000
                                 Cumulative
                                 PRIDES, $1.99
                                 Services--
                                 0.6%
6,870,000   ------     6,870,000 Boston
                                 Chicken,       2,026,650        ------         2,026,650
                                 Inc., Conv.
                                 LYON, .08%



                                 accrual,
                                 6/1/2015
                                     Total
                                 Corporate      $5,497,650       $------        $5,497,650
                                 Bonds

                                 (identified
                                 cost
                                 $3,806,807)
Short-Term Securities-1.7%
                                 Finance--1.7%
$------   $2,125,000  $2,125,000 American
                                 Express        $------          $2,124,392     $2,124,392
                                 Credit Corp.,
                                 5.15%, due
                                 5/3/1996
------      1,875,000  1,875,000 American
                                 General        ------           1,875,000      1,875,000
                                 Corp., 5.27%,
                                 due 5/1/1996
------      2,100,000  2,100,000 Ford Motor
                                 Credit         ------           2,098,159      2,098,159
                                 Company,
                                 5.26%, due
                                 5/7/1996
                                     Total
                                 Short-Term     $------          $6,097,551     $6,097,551
                                 Securities(at



                                     amortized
                                 cost)
(b) Repurchase Agreement--3.8%
13,330,000  ------    13,330,000 BT Securities
                                 Corporation,
                                 5.35%, dated   $13,330,000      $------        $13,330,000
                                 4/30/1996,
                                 due 5/1/1996
                                 (at amortized
                                 cost)
                                     Total
                                 Investments    $282,054,674     $67,533,225    $349,587,899
                                 (identified
                                     cost
                                 $249,842,107)
                                 (c)

(a)  Non-income producing security.
(b) The repurchase agreement is fully collateralized by U.S. government obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(c) The cost of investments for federal tax purposes amounts to $249,842,107. The net unrealized appreciation of investments on a federal tax basis amounts to $99,745,792 which is comprised of $101,888,744 appreciation and $2,142,952 depreciation at April 30, 1996.



Note:     The categories of investments are shown as a percentage of net assets ($348,485,113) at April 30, 1996.

The following acronyms are used throughout this portfolio:
ADR      --American Depositary Receipt
LYON     --Liquid Yield Option Note
PLC      --Public Limited Company
PRIDES   --Preferred Redeemable Increased Dividend Equity Securities



(See Notes to Pro Forma Financial Statements)
FEDERATED GROWTH STRATEGIES FUND
(FORMERLY, FEDERATED GROWTH TRUST)
STATE BOND COMMON STOCK FUND
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1996
(UNAUDITED)


                        FEDERATED     STATE BOND
                        GROWTH        COMMON         PRO FORMA         PRO FORMA
                        STRATEGIES    STOCK FUND     ADJUSTMENT        COMBINED
                        FUND

ASSETS:
Investments in        $ 282,054,674  $67,533,225     ----          $   349,587,899
securities, at value
Cash                    ----          28,820         ----              28,820



Receivables for:
  Investments           ----          50,425         ----              50,425
sold
  Shares of beneficial  390,933       ----           ----              390,933
interest sold
  Income                156,277       70,906         ----              227,183

     Total              282,601,884   67,683,376     ----              350,285,260
assets

LIABILITIES:
Payables for/to:
  Shares of beneficial
interest
  redeemed              1,038         ----           ----              1,038
  Investments           1,721,833     ----           ----              1,721,833
purchased
  Taxes withheld        7,257         ----           ----              7,257
Accrued expenses and    10,086        59,933         ----              70,019
other liabilities

     Total              1,740,214     59,933         ----              1,800,147
liabilities

TOTAL NET ASSETS      $ 280,861,670  $67,623,443    $----          $   348,485,113

NET ASSETS CONSIST OF:
Paid in capital       $ 199,433,838  $31,701,047     ----          $   231,134,885
Net unrealized
appreciation of



   investments          64,980,492    34,765,300     ----              99,745,792
Accumulated net realized gain
   on                   16,463,686    1,034,826      ----              17,498,512
investments
Undistributed (Distributions in
excess
of) net investment      (16,346)      122,270        ----              105,924
income

TOTAL NET ASSETS      $ 280,861,670  $67,623,443    $              $   348,485,113

Class A Shares        $ 273,758,200  $67,623,443    $              $   341,381,643
Class B Shares        $ 6,490,546    $----          $----          $   6,490,546
Class C Shares        $ 612,924      $----          $----          $   612,924
SHARES OUTSTANDING
Class A Shares          11,002,704    6,685,292      (3,967,216)   (a) 13,720,780
Class B Shares          261,369       ----           ----              261,369
Class C Shares          24,688        ----           ----              24,688

TOTAL SHARES            11,288,761    6,685,292      (3,967,216)     14,006,837
OUTSTANDING




                        FEDERATED   STATE BOND
                        GROWTH      COMMON       PRO FORMA    PRO FORMA
                        STRATEGIES  STOCK FUND   ADJUSTMENT   COMBINED



                        FUND

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per   $ 24.88      $10.12                   $ 24.88
Share

Offering Price Per    $ 26.33*     $10.62***                $ 26.33*
Share

Redemption Proceeds   $ 24.88      $10.12                   $ 24.88
Per Share
**

CLASS B SHARES:
Net Asset Value       $ 24.83      $N/A                     $ 24.83
Per Share

Offering Price        $ 24.83      $N/A                     $ 24.83
Per Share

Redemption
Proceeds Per          $ 23.46**    $N/A                     $ 23.46**
Share

CLASS C
SHARES:
Net Asset Value Per   $ 24.83      $N/A                     $ 24.83
Share



Offering Price Per    $ 24.83      $N/A                     $ 24.83
Share

Redemption
Proceeds Per          $ 24.58**    $N/A                     $ 24.58**
Share

TOTAL INVESTMENTS, AT $ 217,074,18 $32,767,925              $ 249,842,10
IDENTIFIED COST         2                                     7



(a) Adjustment to reflect share balance as a result of the combination, based on the exchange ratio of 0.40657550934.
* See "How to Purchase Shares" in the Federated Growth Strategies Fund Prospectus, as ofdated December 31, 1995.
** See "How to Redeem Shares" in the Federated Growth Strategies Fund Prospectus, as ofdated December 31, 1995.
***See `How are the Fund's Sales Charges Determined?'' in the State Bond Common Stock Fund Prospectus, dated
      May 1, 1996.

(See Notes to Pro Forma Financial Statements)






FEDERATED GROWTH STRATEGIES FUND
(FORMERLY, FEDERATED GROWTH TRUST FUND)
STATE BOND COMMON STOCK FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED APRIL 30, 1996 FOR FEDERATED GROWTH STRATEGIES FUND
AND
THE SIX MONTHS ENDED JUNE 30, 1996 FOR STATE BOND COMMON STOCK FUND

                               FEDERATED  STATE BOND
                               GROWTH     COMMON
                               STRATEGIES STOCK       PRO FORMA    PRO FORMA
                               FUND       FUND        ADJUSTMEN    COMBINED
                                                      TS

INVESTMENT INCOME:
Dividen                        $1,256,732 $439,481    $----        $1,696,213
ds
Inter                          451,207    168,622                  619,829
est                                                   ----

Total Investment               1,707,939  608,103     ----         2,316,042
Income

EXPENSES:
Investment                     940,146    217,199     39,959   (a) 1,197,304
advisory fee



Administrative personnel       94,789     ----        25,900   (b) 120,689
and services fee
Custodian                      19,849     16,202      (4,666)  (c) 31,385
fees
Transfer and dividend
disbursing agent fees and      79,077     32,290      (1,469)  (d) 109,898
expenses
Directors'/Trustee             4,006      ----        ----         4,006
s' fees
Professional                   12,922     17,044      (17,044) (e) 12,922
fees
Portfolio                      45,328     ----        ----         45,328
accounting fees
Distribution services fee -
State Bond Common Stock Fund   ----       83,538      (83,538) (f) ----
Distribution services fee -    12,828     ----        ----         12,828
Class B Shares
Distribution services fee -    1,493      ----        ----         1,493
Class C Shares
Shareholder services fee -     308,610    ----        83,538   (f) 392,148
Class A Shares
Shareholder services fee -     4,276      ----        ----         4,276
Class B Shares
Shareholder services fee -     498        ----        ----         498
Class C Shares
Share registration             15,106     ----        ----         15,106
costs
Printing and                   19,058     20,548      (3,851)  (g) 35,755



postage
Insurance                      3,821      ----        ----         3,821
premiums
Taxes                          6,309      ----        ----         6,309
Miscellaneous                  4,975      18,731      12,313   (h) 36,019


     Total                     1,573,091  405,552     51,142       2,029,785
expenses

Deduct-
   Waiver of shareholder
services fee--Class A          (185,166)  ----        ----         (185,166)
   Shares

     Net                       1,387,925  405,552     51,142       1,844,619
expenses

        Net                    320,014    202,551     (51,142)     471,423
investment income




                              FEDERATED   STATE BOND
                              GROWTH      COMMON
                              STRATEGIES  STOCK      PRO FORMA    PRO
                                                                  FORMA
                              FUND        FUND       ADJUSTMENTS  COMBINED




REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on          $16,464,514  $1,294,939 ----          $17,759,453
investments
Net change in unrealized      27,546,495   5,802,490  ----          33,348,985
appreciation of investments

     Net realized and         44,011,009   7,097,429  ----          51,108,438
unrealized gain on
investments

             Change in net    $44,331,023  $7,299,980 ($51,142)     $51,579,861
assets resulting from
operations

(See Legend on
following page)
(See Notes to Pro Forma Financial
Statements)




Federated Growth Strategies Fund
(formerly, Federated Growth Trust)
State Bond Common Stock Fund
Pro Forma Combining Statement of Operations (continued)



For the Six Months Ended April 30, 1996 for Federated Growth Strategies Fund and the Six Months Ended June 30, 1996 for State Bond Common Stock Fund
(unaudited)

(a) Federated Management (the "Adviser") receives for its services an annual investment advisory fee equal to 0.75% of Federated Growth Strategies Fund's (the "Federated Fund") average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion. ARM Capital Advisors charged an annual rate of 0.65% on the first $100 million of the average daily net assets, 0.60% of the next $100 million of the average daily net assets, and 0.55% of the average daily net assets in excess of $200 million of the State Bond Common Stock Fund for its advisory fee.

(b) Federated Services Company ("F Serv") provides the Federated Fund with certain administrative personnel and services. The fee is based on the level of average aggregate net assets of the Federated Fund for the period.

(c) State Street Bank and Trust Company is custodian for the securities and cash of the Federated Fund. The custodian fee is based on a percentage of assets, plus out-of-pocket expenses.

(d) F Serv also serves as transfer and dividend disbursing agent for the Federated Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

(e) Adjustment to reflect the audit fee and legal fee reductions due to the combining of two portfolios into one.




(f) Under the terms of a Shareholder Services Agreement with Federated Shareholder Services (`FSS''), the Federated Fund will pay FSS up to 0.25% of average daily net assets of the Federated Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time in its sole discretion. SBM Financial Services, Inc. received 0.25% of the average daily net assets of State Bond Common Stock Fund under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to finance activities intended to result in the sale of State Bond Common Stock Fund's shares and to provide certain services for shareholders and to maintain shareholder accounts. Class A Shares of the Federated Fund do not have a distribution plan.

(g) Adjustment to reflect the printing and postage expense reduction due to the combining of two portfolios into one.

(h) Adjustment to reflect the elimination of the Directors'/Trustees' fees for State Bond Common Stock Fund and the reduction of state registration fees and insurance fees due to the combining of two portfolios into one.



FEDERATED GROWTH STRATEGIES FUND
(FORMERLY, FEDERATED GROWTH TRUST)
STATE BOND COMMON STOCK FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)




1.   BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflect the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund, collectively (the `Funds'') as of April 30, 1996. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 1996. The Statement of Operations reflects the accounts of Federated Growth Strategies Fund and State Bond Common Stock Fund for the six months ended April 30, 1996, and the six months ended June 30, 1996, respectively, the most recent semi-annual periods of the Funds.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which are incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of the assets of State Bond Common Stock Fund in exchange for Class A Shares of Federated Growth Strategies Fund. Under generally accepted accounting principles, Federated Growth Strategies Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory and administration fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended April 30, 1996 and the six months ended June 30, 1996, Federated Growth Strategies Fund and State Bond Common Stock Fund, respectively, paid investment advisory fees computed at the annual rate of each Fund's average net assets as follows:


FUND                     PERCENT OF EACH FUND'S
                         AVERAGE NET ASSETS

Federated Growth         0.75%
Strategies Fund

State Bond Common Stock  0.65% on the first $100
Fund                     million

                         0.60% on the next $100
                         million

                         0.55% in excess of $200
                         million


The advisers may voluntarily choose to waive a portion of their fees and reimburse certain operating expenses.

2.   SHARES OF BENEFICIAL INTEREST



The Pro Forma net asset value per share assumes the issuance of 2,718,076
Class A Shares of Federated Growth Strategies Fund in exchange for 6,685,292 shares of State Bond Common Stock Fund which would have been issued at April 30, 1996 in conjunction with the proposed reorganization.








G01866-09








SBM Financial Services
Proxy Services
P.O. Box 9156
Farmingdale, NY  11735

STATE BOND COMMON STOCK FUND,
a Portfolio of



STATE BOND EQUITY FUNDS, INC.,
SPECIAL MEETING OF SHAREHOLDERS
December 9, 1996

STATE BOND COMMON STOCK FUND,
a Portfolio of
STATE BOND EQUITY FUNDS, INC.


The undersigned shareholder(s) of State Bond Common Stock Fund, a portfolio of State Bond Equity Funds, Inc. (the `State Bond Fund''), hereby appoint(s) Kevin L. Howard, Keith O. Martens and Dale C. Bauman, or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the State Bond Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 9, 1996, at 100 North Minnesota Street, New Ulm, Minnesota 56073-0069, at 3:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.




The Board of Directors unanimously recommends a vote FOR the proposal below. Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.


PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS.


DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATE BOND COMMON STOCK FUND




RECORD DATE SHARES:
                    -----------------

Vote on Proposal

TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE STATE BOND FUND AND FEDERATED EQUITY FUNDS, ON BEHALF OF FEDERATED GROWTH STRATEGIES FUND.

FOR          AGAINST        ABSTAIN

-----------------------------------
Signature

Signature(Joint Owners)

Date:
      -----------------------------